                           LOAN AND SECURITY AGREEMENT

                           dated as of March 24, 2004

                                     between

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    as Lender

                                       and

                          KES ACQUISITION COMPANY, LLC

                                   as Borrower

                         INDEX OF EXHIBITS AND SCHEDULES

Schedule A                   -  Definitions
Schedule B                   -  Lender's and Borrower's Addresses for Notices
Schedule C                   -  Letters of Credit
Schedule D                   -  Cash Management System
Schedule E                   -  Fees and Expenses
Schedule F                   -  Schedule of Documents
Schedule G                   -  Financial Covenants

Disclosure Schedule  (3.2)   -  Places of Business; Corporate Names
Disclosure Schedule  (3.6)   -  Real Estate
Disclosure Schedule  (3.7)   -  Stock; Affiliates
Disclosure Schedule  (3.9)   -  Taxes
Disclosure Schedule  (3.11)  -  ERISA
Disclosure Schedule  (3.12)  -  Litigation
Disclosure Schedule  (3.13)  -  Intellectual Property
Disclosure Schedule  (3.15)  -  Environmental Matters
Disclosure Schedule  (3.16)  -  Insurance
Disclosure Schedule  (3.18)  -  Contracts (Offset Risk)
Disclosure Schedule  (5(b))  -  Indebtedness
Disclosure Schedule  (5(e))  -  Liens
Disclosure Schedule  (6.1)   -  Actions to Perfect Liens

Exhibit A                    -  Form of Notice of Revolving Credit Advance
Exhibit B                    -  Other Reports and Information
Exhibit C                    -  Form of Borrowing Base Certificate
Exhibit C-1                  -  Form of Inventory Rollforward and Reconciliation
Exhibit D                    -  Form of Accounts Payable Analysis
Exhibit E                    -  Form of Accounts Receivable Rollforward Analysis
Exhibit F                    -  Form of Revolving Credit Note
Exhibit G                    -  Form of Secretarial Certificate
Exhibit H                    -  Form of Power of Attorney
Exhibit I                    -  Form of Certificate of Compliance

                                       i

                                                                      GE CAPITAL

              TRANSACTION SUMMARY AS OF THE DATE OF THIS AGREEMENT

--------------------------------------------------------------------------------
REVOLVING CREDIT LOAN

      Maximum Amount:                   $15,000,000
      --------------
      Term:                             Three years
      -----
      Revolving Credit Rate:            Index Rate plus 5.50%
      ----------------------
      Letter of Credit Subfacility:     $3,000,000
      -----------------------------
      Borrowing Base:                   The sum of: (a) up to 85% of the value
      --------------                    (as determined by Lender) of Borrower's
                                        Eligible Accounts; provided that Lender
                                        shall reduce the foregoing percentage by
                                        one percentage point for each percentage
                                        point that the Dilution of Borrower's
                                        Accounts over the most recent three
                                        months exceeds 5%; plus (b) the least of
                                        (i) $7,500,000, (ii) 65% of the value of
                                        Borrower's Eligible Inventory (as
                                        determined by Lender), valued at the
                                        lower of cost (on an average cost
                                        method) or market, or (iii) 85% of the
                                        NOLV of Borrower's Eligible Inventory;
                                        provided that the aggregate amount of
                                        Revolving Credit Advances against
                                        Eligible Inventory at any time may not
                                        exceed 60% of the total Borrowing Base
                                        at such time; less (c) Reserves
                                        established by Lender from time to time
                                        in its good faith credit judgment.

FEES

      Closing Fee:                      $150,000
      -----------
      Facility Fee:                     $75,000 per annum.
      ------------
      Unused Line Fee:                  0.25%
      ---------------
      Letter of Credit Fee:             3.0%
      --------------------
      Prepayment Fee:                   2.0% in year one; 1.50% in year two; and
      --------------                     1.0% in year three.

THE OBLIGATIONS DESCRIBED GENERALLY HERE ARE ESTABLISHED AND GOVERNED BY THE
TERMS AND CONDITIONS SET FORTH BELOW IN THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS, AND IF THERE IS ANY CONFLICT BETWEEN THIS GENERAL DESCRIPTION AND THE
EXPRESS TERMS AND CONDITIONS BELOW OR ELSEWHERE IN THE LOAN DOCUMENTS, SUCH
OTHER EXPRESS TERMS AND CONDITIONS SHALL CONTROL.
--------------------------------------------------------------------------------

                                       ii

                                                                      GE CAPITAL

THIS LOAN AND SECURITY AGREEMENT is dated as of March 24, 2004, and agreed to by and between KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and KESI ("Borrower"), any other
Credit Party executing this Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS

A. Borrower desires to obtain the Revolving Credit Loan and other financial accommodations from Lender and Lender is willing to provide the Revolving Credit
Loan and such accommodations in accordance with the terms of this Agreement.

B. Capitalized terms used herein shall have the meanings assigned to them in
SCHEDULE A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in SCHEDULE A shall govern. All schedules, attachments, addenda and exhibits hereto, or expressly identified to this
Agreement, are incorporated herein by reference, and taken together with this
Agreement, constitute but a single agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1. AMOUNT AND TERMS OF CREDIT

1.1  Revolving Credit Loan.
     ---------------------

     (a) Subject to the terms and conditions of this Agreement, from the Funding
Date and until the Commitment Termination Date (i) Lender agrees (A) to make available to Borrower advances (each, a "Revolving Credit Advance") and (B) to incur Letter of Credit Obligations, in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow, and may cause Lender to incur Letter of
Credit Obligations, under this SECTION 1.1. The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving
Credit Note and this Agreement.

     (b) Borrower shall request each Revolving Credit Advance by written notice to Lender substantially in the form of EXHIBIT A (each a "Notice of Revolving
Credit Advance") given no later than 1:30 p.m. (New York time) on the Business
Day of the proposed Revolving Credit Advance. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i)
any Notice of Revolving Credit Advance believed by Lender to be genuine, and
(ii) the assumption that the Persons making or executing and delivering (or purported to be so acting) a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary. As an accommodation to Borrower, Lender may permit telephonic or facsimile requests or Electronic Transmissions for a
Revolving Credit Advance and Electronic Transmission or facsimile transmittal of instructions, authorizations, agreements or reports to Lender by Borrower;
provided, that Electronic Transmission authorization shall be subject to SECTION
1.1(E). If Lender permits any such means of communication by Borrower, unless
Borrower specifically directs Lender in writing not to accept or act upon telephonic or facsimile communications or Electronic Transmission from Borrower,
Lender shall have no liability to Borrower for any loss or damage suffered by
Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or by Electronic Transmission and purporting to have been sent to Lender by Borrower, and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.

     (c) In making any Revolving Credit Advance (or incurring any Letter of
Credit Obligation) hereunder Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower and other information available to Lender. Lender shall be under no obligation to make any further Revolving Credit Advance or incur any other Obligation if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in SECTION 4.1(B). The initial Revolving Credit Advance made on the
Funding Date shall be in an amount of not less than $500,000.

                                       1

     (d) Letters of Credit. Subject to the terms and conditions of this
Agreement, including SCHEDULE C, Borrower shall have the right to request, and
Lender agrees to incur, the Letter of Credit Obligations for the account of
Borrower in accordance with SCHEDULE C.

     (e) Electronic Transmission. Lender may authorize Borrower to send to
Lender or receive from Lender instructions, notices, communications, requests, authorizations, agreements and reports to be delivered to or transmitted by
Lender under this Agreement by electronic means (each, an "Electronic
Transmission"). Any documents authorized by Lender to be sent by Electronic
Transmission shall be deemed: (a) to have been transmitted by the Person indicated on or reflected by the Electronic Transmission as the sender; (b) to have been transmitted by a Person duly authorized to do so, and (c) to have been received by the Person for whom such documents were intended on the actual date of receipt of such documents, unless such day is not a Business Day, in which event such documents shall be deemed to have been received on the first Business
Day following actual receipt. Each party may rely upon, and assume the authenticity of, any signatures contained in any documents Lender authorizes to be transmitted by Electronic Transmission, and such signatures shall have the same effect and weight as original signatures and shall be sufficient to satisfy the requirements of the UCC or any applicable statute, rule of law, or rule of evidence. Electronic Transmissions which are not readily capable of bearing either a signature or a reproduction of a signature shall be deemed signed, for purposes of the UCC and all other rules of law and evidence, if an electronic symbol, encryption, or process (including the name or an abbreviation of the name of the party sending the Electronic Transmission) has been attached to or logically associated with the Electronic Transmission with the intent to sign, authenticate, adopt, or accept the Electronic Transmission. The parties agree not to contest the validity or enforceability of an Electronic Transmission under the provisions of any applicable law relating to whether certain agreements are to be in a writing or signed by the party to be bound thereby.
However, nothing herein shall limit a party's right to contest whether an
Electronic Transmission maintained hereunder has been altered after receipt. On the request of the sender, the receiving party shall immediately confirm the receipt of any Electronic Transmission. If any Electronic Transmission is
received in an unintelligible or garbled form, the receiving party shall notify the transmitting party in a reasonable manner promptly and in any event within one Business Day after the receiving party first detects the error. Upon receipt of such notice, the transmitting party shall retransmit the Electronic
Transmission. If the receiving party fails timely to inform the transmitting party of an error in the received, but garbled Electronic Transmission, the transmitting party's record of the contents of such Electronic Transmission shall control. The sender of any documents transmitted by Electronic
Transmission shall maintain backup paper documents for such documents until at least the third anniversary of the date of the termination of this Agreement and shall, on request of the receiving party, furnish such backup paper documents within two Business Days of the receipt of a request therefor; provided that the absence of any such backup documentation with respect to a request for a
Revolving Credit Advance by Borrower shall not affect the validity of any request for a Revolving Credit Advance transmitted to Lender, whether by
Electronic Transmission or otherwise. Each party may rely upon documents authorized by Lender to be sent by Electronic Transmission to the same extent as if original documents had been personally delivered.

1.2  Term and Prepayment.
     -------------------

     (a) Upon the Commitment Termination Date the obligation of Lender to make
Revolving Credit Advances and extend other credit hereunder shall immediately terminate and Borrower shall pay to Lender in full, in cash: (i) all outstanding
Revolving Credit Advances and all accrued but unpaid interest thereon; (ii) an amount sufficient to satisfy the Cash Collateral Account requirement specified in SCHEDULE C; and (iii) all other non-contingent Obligations due to or incurred by Lender.

     (b) If the Revolving Credit Loan shall at any time exceed the Borrowing
Availability, or if the Revolving Credit Loan shall at any time prior to the
Funding Date exceed $0, then Borrower shall immediately repay the Revolving
Credit Loan in the amount of such excess.

     (c) Borrower shall have the right, at any time upon 30 days' prior written notice to Lender (i) to terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit
Advances and Letter of Credit Obligations, and (ii) to prepay all of the
Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date. If Borrower exercises its right of termination and prepayment, or if Lender's obligation to make Revolving Credit Advances is terminated for any reason prior to the Stated
Expiry Date (including as a result of the occurrence of a Default), Borrower shall pay to Lender the applicable Prepayment Fee.

                                       2

1.3  Use of Proceeds. Borrower shall use the proceeds of the Revolving Credit
Loan to refinance on the Funding Date certain outstanding Indebtedness as provided in SECTION 2.1(B) for working capital and other general corporate purposes.

1.4  Single Loan. The Revolving Credit Loan and all of the other Obligations of
Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

1.5  Interest.
     --------

     (a) Borrower shall pay interest to Lender on the aggregate outstanding
Revolving Credit Advances at a floating rate equal to the Index Rate plus five and one-half of one percent (5.50%) per annum (the "Revolving Credit Rate"). All computations of interest, and all calculations of the Letter of Credit Fee, shall be made by Lender on the basis of a 365 day year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. In no event will
Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

     (b) Interest shall be payable on the outstanding Revolving Credit Advances
(i) in arrears for the preceding calendar month on the first day of each calendar month, (ii) on the Commitment Termination Date, and (iii) if any
interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

     (c) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Revolving Credit Rate and the
Letter of Credit Fee shall automatically be increased by four percentage points
(4.0%) per annum (such increased rate, the "Default Rate"), and all outstanding
Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

     (d) If any interest or any other payment (including Revolving Credit
Advances, Unused Line Fees, Letter of Credit Fees and Facility Fees) to Lender
under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

1.6  Cash Management System. On or prior to the Closing Date and until the
Termination Date, Borrower will establish and maintain the cash management system described in SCHEDULE D. All payments in respect of the Collateral shall be made to or deposited in the blocked or lockbox accounts described in SCHEDULE
D in accordance with the terms thereof.

1.7  Fees.  Borrower agrees to pay to Lender the Fees set forth in SCHEDULE E.

1.8  Receipt of Payments. Borrower shall make each payment under this Agreement
(not otherwise made pursuant to SECTION 1.9) without set-off, counterclaim or deduction and free and clear of all Taxes not later than 2:00 p.m. (New York time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan
Document, then the amount payable to Lender shall be increased so that, after making all required deductions, Lender receives an amount equal to that which it would have received had no such deductions been made. For purposes of computing interest and Fees, all payments shall be deemed received by Lender three days following receipt of immediately available funds in the Collection Account. For purposes of determining the Borrowing Availability, payments shall be deemed received by Lender upon receipt of immediately available funds in the Collection
Account.

1.9  Application and Allocation of Payments. Borrower irrevocably agrees that
Lender shall have the continuing and exclusive right to apply any and all payments against the Obligations in such order as Lender may deem advisable.
Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times, including prior to the Funding Date), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of Borrower for: (a) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this
Agreement or any other Loan Document, (b) the payment, performance or satisfaction of any of Borrower's obligations with respect to preservation of the Collateral or otherwise under this Agreement, or (c) any premium in whole or in part required in respect of any of the policies of insurance required by this
Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of

                                       3

the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit
Loan exceeds the Borrowing Availability.

1.10  Accounting. Lender is authorized to record on its books and records the date and amount of each Revolving Credit Advance and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Lender shall provide Borrower on a monthly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to Borrower shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Revolving Credit
Advances made to Borrower under this Agreement. Except to the extent that
Borrower shall, within 30 days after such statement and accounting is sent, notify Lender in writing of any objection Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrower, absent manifest error.

1.11  Indemnity. Borrower and each other Credit Party executing this Agreement jointly and severally agree to indemnify and hold Lender and its Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified
Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this
Agreement and the other Loan Documents or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement and the other Loan Documents or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, including any and all product liabilities, Environmental Liabilities, Taxes and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively,
"Indemnified Liabilities"), except to the extent that any such Indemnified
Liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY CREDIT
PARTY, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON
ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR ANY ACT OR FAILURE TO ACT
UNDER ANY POWER OF ATTORNEY OR FOR INDIRECT, PUNITIVE, EXEMPLARY OR
CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN
EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR
THEREUNDER.

1.12  Borrowing Base; Reserves. The Borrowing Base shall be determined by Lender
(including the eligibility of Accounts and Inventory) based on the most recent
Borrowing Base Certificate delivered to Lender in accordance with SECTION 4.1(B)
and such other information available to Lender. Without limiting any other rights and remedies of Lender hereunder or under the other Loan Documents, the
Revolving Credit Loan shall be subject to Lender's continuing right to withhold from Borrowing Availability reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's good faith credit judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any
Collateral or possible non-payment of any of the Obligations or for any Taxes or in respect of any state of facts that could constitute a Default (collectively,
"Reserves"). Lender may, at its option, implement Reserves by designating as ineligible a sufficient amount of Accounts or Inventory that would otherwise be
Eligible Accounts or Eligible Inventory, as the case may be, so as to reduce the
Borrowing Base by the amount of the intended Reserves.

SECTION 2. CONDITIONS PRECEDENT

2.1  Conditions to the Initial Revolving Credit Advance. Lender shall not be obligated to make any Revolving Credit Advance, to incur any Letter of Credit
Obligation, or to perform any other action hereunder, until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waived in writing by Lender:

                                       4

     (a) the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents (SCHEDULE F);

     (b) the Funding Date shall have occurred;

     (c) Lender shall have received evidence satisfactory to it that the insurance policies provided for in SECTION 3.16 are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such Section; and

     (d) Lender shall have received an opinion(s) of counsel to the Borrower with respect to the Loan Documents in form and substance satisfactory to Lender.

2.2  Further Conditions. Lender shall not be obligated to make any Revolving
Credit Advance or to incur any Letter of Credit Obligation (including the initial Revolving Credit Advance and Letter of Credit Obligation), if, as of the
date thereof:

     (a) any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that any such representation or warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date; or

     (b) any event or circumstance that has had or reasonably could be expected to have a Material Adverse Effect shall have occurred since the Closing Date; or

     (c) any Default shall have occurred and be continuing or would result after giving effect to such Revolving Credit Advance or Letter of Credit Obligation;
or

     (d) after giving effect to such Revolving Credit Advance or Letter of
Credit Obligation, the Revolving Credit Loan would exceed the Borrowing
Availability.

The request and acceptance by Borrower of the proceeds of any Revolving Credit
Advance or Letter of Credit Obligation, shall be deemed to constitute, as of the date of such request and the date of such acceptance, (i) a representation and warranty by Borrower that the conditions in this SECTION 2.2 have been satisfied and (ii) a restatement by Borrower of each of the representations and warranties made by it in any Loan Document and a reaffirmation by Borrower of the granting and continuance of Lender's Liens pursuant to the Loan Documents.

SECTION 3. REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Revolving Credit
Advances and to incur Letter of Credit Obligations, Borrower and each other
Credit Party executing this Agreement represent and warrant to Lender (each of which representations and warranties shall survive the execution and delivery of this Agreement), and promise to and agree with Lender until the Termination Date as follows:

3.1  Corporate Existence; Compliance with Law. Each Corporate Credit Party: (a)
is, as of the Closing Date, and will continue to be (i) a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material
Adverse Effect, and (iii) in compliance with all Requirements of Law and
Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Corporate Credit Party that are necessary or appropriate for the conduct of its business, except where the failure to obtain such licenses, permits or approvals could not reasonably be expected to have a
Material Adverse Effect.

3.2  Executive Offices; Corporate or Other Names. (a) Each Corporate Credit
Party's name as it appears in official filings in the state of its incorporation or organization, (b) the type of entity of each Corporate Credit Party, (c) the organizational identification number issued by each such Credit Party's

                                       5

state of incorporation or organization or a statement that no such number has been issued, (d) each Corporate Credit Party's state of organization or incorporation, and (e) the location of each Corporate Credit Party's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in DISCLOSURE SCHEDULE
(3.2) and, except as set forth in such Disclosure Schedule, such locations have not changed during the preceding 12 months. As of the Closing Date, during the prior five years, except as set forth in DISCLOSURE SCHEDULE (3.2), no Corporate
Credit Party has been known as or conducted business in any other name
(including trade names). Each Corporate Credit Party has only one state of incorporation or organization.

3.3  Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party, and the creation of all Liens provided for herein and therein: (a)
are and will continue to be within such Credit Party's power and authority; (b)
have been and will continue to be duly authorized by all necessary or proper action; (c) are not and will not be in violation of any Requirement of Law or
Contractual Obligation of such Credit Party (d) do not and will not result in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral; and (e) do not and will not require the consent or approval of any Governmental Authority or any other Person. As of the Closing
Date, each Loan Document shall have been duly executed and delivered on behalf of each Credit Party party thereto, and each such Loan Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

3.4  Financial Statements and Projections; Books and Records.
     -------------------------------------------------------

     (a) The Financial Statements delivered by Borrower to Lender for its most recently ended Fiscal Year and Fiscal Month, are true, correct and complete in all material respects and reflect fairly and accurately the financial condition of Borrower as of the date of each such Financial Statement in accordance with
GAAP. The Projections most recently delivered by Borrower to Lender have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances at the time such Projections were prepared and as of the date delivered to Lender and all such assumptions are disclosed in the Projections.

     (b) Borrower and each other Corporate Credit Party shall keep adequate
Books and Records with respect to the Collateral and its business activities in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments and credits received on, and all other dealings with, the Collateral, will be made in accordance with GAAP and all Requirements of Law and on a basis consistent with the Financial Statements.

3.5  Material Adverse Change. Between the date of Borrower's CPA-compiled
Financial Statements dated January 31, 2004 (the "Most Recent Financials"), and the Closing Date: (a) no Corporate Credit Party has incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments that are not reflected in the
Most Recent Financials delivered on the Closing Date and that could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b)
there has been no material deviation from such Most Recent Financials; and (c)
no events have occurred that alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. No Requirement of Law or Contractual Obligation of any Credit Party has or have had or could reasonably be expected to have a Material Adverse Effect, and no Credit Party is in default, and to such Credit Party's knowledge no third party is in default, under or with respect to any of its Contractual Obligations, that alone or in the aggregate has had or could reasonably be expected to have a Material Adverse
Effect.

3.6  Real Estate; Property. The real estate listed in DISCLOSURE SCHEDULE (3.6)
constitutes all of the real property owned, leased, or used by each Corporate
Credit Party in its business, and such Credit Party will not execute any material agreement or contract in respect of such real estate after the date of this Agreement without giving Lender prompt prior written notice thereof. Each
Corporate Credit Party holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and insurable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of any Corporate Credit Party are or will be subject to any Liens, except Permitted

                                       6

Encumbrances. With respect to each of the premises identified in DISCLOSURE
SCHEDULE (3.2), on or prior the Closing Date a bailee, landlord or mortgagee agreement acceptable to Lender has been obtained .

3.7  Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness.
Except as set forth in DISCLOSURE SCHEDULE (3.7), as of the Closing Date no
Corporate Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Corporate Credit Party (including all rights to purchase, options, warrants or similar rights or agreements pursuant to which any Corporate Credit Party may be required to issue, sell, repurchase or redeem any of its Stock) as of the Closing Date is owned by each of the Stockholders (and in the amounts) set forth in DISCLOSURE SCHEDULE (3.7).
All outstanding Indebtedness of each Corporate Credit Party as of the Closing
Date is described in DISCLOSURE SCHEDULE (5(B)).

3.8  Government Regulation; Margin Regulations. No Corporate Credit Party is
subject to or regulated under any Federal or state statute, rule or regulation that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents. The making of the Revolving Credit Advances, the application of the proceeds and repayment thereof, and the consummation of the transactions contemplated by the Loan
Documents do not and will not violate any Requirement of Law. No Corporate
Credit Party is engaged, nor will it engage, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and
hereafter in effect (such securities being referred to herein as "Margin
Stock"). No Corporate Credit Party owns any Margin Stock, and none of the proceeds of the Revolving Credit Advances or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock. No Corporate
Credit Party will take or permit to be taken any action that might cause any
Loan Document to violate any regulation of the Federal Reserve Board.

3.9  Taxes; Charges. Except as disclosed in DISCLOSURE SCHEDULE (3.9), all tax returns, reports and statements required by any Governmental Authority to be filed by Borrower or any other Credit Party have, as of the Closing Date, been filed and will, until the Termination Date, be filed with the appropriate
Governmental Authority and no tax Lien has been filed against any Credit Party or any Credit Party's property. Proper and accurate amounts have been and will be withheld by Borrower and each other Credit Party from their respective employees for all periods in complete compliance with all Requirements of Law and such withholdings have and will be timely paid to the appropriate
Governmental Authorities. DISCLOSURE SCHEDULE (3.9) sets forth as of the Closing
Date those taxable years for which any Credit Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described in DISCLOSURE SCHEDULE
(3.9), none of the Credit Parties or their respective predecessors are liable for any Charges: (a) under any agreement (including any tax sharing agreements or agreement extending the period of assessment of any Charges) or (b) to each
Credit Party's knowledge, as a transferee. As of the Closing Date, no Credit
Party has agreed or been requested to make any adjustment under IRC Section
481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

3.10 Payment of Obligations. Each Credit Party will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Charges and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Credit Party and none of the
Collateral is or could reasonably be expected to become subject to any Lien or forfeiture or loss as a result of such contest.

3.11 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other existing ERISA Events, could reasonably be expected to result in a liability of any Credit Party of more than the Minimum
Actionable Amount. Except as disclosed in DISCLOSURE SCHEDULE (3.11), the present value of all accumulated benefit obligations of the Credit Parties under each Plan (based on the assumptions used for purposes of Statement of Financial
Accounting Standards No. 87) did not, as of the date of the most recent
Financial Statements reflecting such amounts, exceed the fair market value of the assets of such Plan by more than the Minimum Actionable Amount, and the present value of all accumulated benefit obligations of all underfunded Plans
(based on the assumptions used for purposes of Statement of Financial Account
Standards No. 87) did not, as of the date of the most

                                       7

recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such underfunded Plans by more than the Minimum
Actionable Amount. No Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability in excess of the Minimum Actionable
Amount.

3.12 Litigation. No Litigation is pending or, to the knowledge of any Credit
Party, threatened by or against any Credit Party or against any Credit Party's properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect. Except as set forth in DISCLOSURE
SCHEDULE (3.12), as of the Closing Date there is no Litigation pending or threatened against any Credit Party that seeks damages in excess of the Minimum
Actionable Amount or injunctive relief or alleges criminal misconduct of any
Credit Party. Each Credit Party shall notify Lender promptly in writing upon learning of the existence, threat or commencement of any Litigation against any
Credit Party, any ERISA Affiliate or any Plan or any allegation of criminal misconduct against any Credit Party.

3.13 Intellectual Property. As of the Closing Date, all material Intellectual
Property owned or used by any Corporate Credit Party is listed, together with application or registration numbers, where applicable, in DISCLOSURE Schedule
(3.13). Each Corporate Credit Party owns, or is licensed to use, all
Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect. Each
Corporate Credit Party will maintain the patenting and registration of all
Intellectual Property with the United States Patent and Trademark Office, the
United States Copyright Office, or other appropriate Governmental Authority and each Corporate Credit Party will promptly patent or register, as the case may be, all new Intellectual Property and notify Lender in writing five Business
Days prior to filing any such new patent or registration.

3.14 Full Disclosure. No information contained in any Loan Document, the
Financial Statements or any written statement furnished by or on behalf of any
Credit Party under any Loan Document, or to induce Lender to execute the Loan
Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.15 Hazardous Materials. Except as set forth in DISCLOSURE SCHEDULE (3.15), as of the Closing Date, (a) each real property location owned, leased or occupied by each Corporate Credit Party (the "Real Property") is maintained free of contamination from any Hazardous Material, (b) no Corporate Credit Party is
subject to any Environmental Liabilities or, to any Credit Party's knowledge, potential Environmental Liabilities, in excess of the Minimum Actionable Amount in the aggregate, (c) no notice has been received by any Corporate Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of any Credit
Party, there are no facts, circumstances or conditions that may result in any
Corporate Credit Party being identified as a "potentially responsible party"
under CERCLA or analogous state statutes; and (d) each Corporate Credit Party has provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential
Environmental Liabilities, in each case relating to any Corporate Credit Party.
Each Corporate Credit Party: (i) shall comply in all material respects with all applicable Environmental Laws and environmental permits; (ii) shall notify
Lender in writing within seven days if and when it becomes aware of any Release, on, at, in, under, above, to, from or about any of its Real Property; and (iii)
shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it or any other Credit
Party in connection with any such Release.

3.16 Insurance. As of the Closing Date, DISCLOSURE SCHEDULE (3.16) lists all insurance of any nature maintained for current occurrences by Borrower and each other Corporate Credit Party, as well as a summary of the terms of such insurance. Each Corporate Credit Party shall deliver to Lender certified copies and endorsements to all of its and those of its Subsidiaries (a) "All Risk" and business interruption insurance policies naming Lender loss payee, and (b)
general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to
Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to
Lender, will provide that the insurance companies will give Lender at least 30 days' prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other
Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Each Corporate Credit

                                       8

Party shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to any
Credit Party and Lender jointly, Lender may endorse such Credit Party's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender reserves the right at any time, upon review of each Credit
Party's risk profile, to require additional forms and limits of insurance. Each
Corporate Credit Party shall, on each anniversary of the Closing Date and from time to time at Lender's request, deliver to Lender a report by Borrower's insurance broker, satisfactory to Lender, with respect to such Person's insurance policies.

3.17 Deposit and Disbursement Accounts. ATTACHMENT I to SCHEDULE D lists all banks and other financial institutions at which Borrower or any other Corporate
Credit Party, maintains deposits or other accounts, including the Disbursement
Account, and such Attachment correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

3.18 Accounts and Inventory. As of the date of each Borrowing Base Certificate delivered to Lender, each Account listed thereon as an Eligible Account shall be an Eligible Account and all Inventory listed thereon as Eligible Inventory shall be Eligible Inventory. Borrower has not made, and will not make, any agreement with any Account Debtor for any extension of time for the payment of any
Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by
Borrower in the ordinary course of its business consistent with historical practice and as previously disclosed to Lender in writing. DISCLOSURE SCHEDULE
(3.18) sets forth each Contract of the Borrower with any Account Debtor that gives such Account Debtor the right (under such Contract, under common law or otherwise) to offset any Accounts for Borrower's failure to perform under such
Contract and Borrower has obtained an offset waiver for each such contract in form and substance satisfactory to Lender. With respect to the Accounts pledged as collateral pursuant to any Loan Document: (a) the amounts shown on all invoices, statements and reports that may be delivered to the Lender with respect thereto are actually and absolutely owing to the relevant Credit Party as indicated thereon and are not in any way contingent; (b) no payments have been or shall be made thereon except payments immediately delivered to the applicable deposit accounts described in PARAGRAPH 1 to SCHEDULE D or to Lender as required hereunder; and (c) to Borrower's knowledge all Account Debtors have the capacity to contract. Borrower shall notify Lender promptly of any event or circumstance that to Borrower's knowledge would cause Lender to consider any then existing Account or Inventory as no longer constituting an Eligible Account or Eligible Inventory, as the case may be.

3.19 Conduct of Business; Maintenance of Existence. Each Corporate Credit Party
(a) shall conduct its business substantially as now conducted or as otherwise permitted hereunder, and preserve all of its rights, privileges and franchises necessary and desirable in connection therewith, and (b) shall at all times maintain, preserve and protect all of the Collateral and such Credit Party's other property, used or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

3.20 Further Assurances. At any time and from time to time, upon the written request of Lender and at the sole expense of Borrower, Borrower and each other
Credit Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable (a) to obtain the full benefits of this Agreement and the other Loan Documents, (b) to protect, preserve and maintain Lender's rights under this Agreement or in any Collateral, or (c) to enable Lender to exercise all or any of the rights and powers herein granted.

SECTION 4. FINANCIAL MATTERS; REPORTS

4.1  Reports and Notices. From the Closing Date until the Termination Date,
Borrower shall deliver to Lender:

     (a) within 15 days following the end of each Fiscal Month, an aged trial balance by Account Debtor and an Inventory Perpetual or Physical (as requested by Lender) and as soon as available but in no event later than 30 days following the end of each Fiscal Month, a reconciliation of the aged trial balance and the
Inventory Perpetual or Physical (as the case may be) to Borrower's general ledger and from the general ledger to the Financial Statements for such Fiscal
Month accompanied by supporting detail and documentation as Lender may request;

                                       9

     (b) as frequently as Lender may request and in any event no later than the second Business Day of each week, a Borrowing Base Certificate in the form of
EXHIBIT C, as of the last day of the previous week with respect to ineligible
Inventory, and as of the last day of the previous Fiscal Month ending more than
14 days prior to the date of such Certificate with respect to ineligible
Accounts, in each case for adjustment to the Borrowing Base, and certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

     (c) within 15 days following the end of each Fiscal Month, an Accounts
Payable Analysis in the form of EXHIBIT D (together with an accounts payable aging) and an Accounts Receivable Roll Forward Analysis in the Form of EXHIBIT
E, each certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

     (d) within 30 days following the end of each Fiscal Month, the Financial
Statements for such Fiscal Month, which shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, and accompanied by a certification in the form of EXHIBIT I by the Chief Executive Officer or Chief Financial Officer of
Borrower that such Financial Statements are complete and correct, that there was no Default (or specifying those Defaults of which he or she was aware), and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder;

     (e) within 90 days following the close of each Fiscal Year, the Financial
Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender, which shall provide comparisons to the prior Fiscal Year, and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, (ii) a report from Borrower's accountants to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default has occurred or specifying those Defaults of which they are aware, and (iii) any management letter that may be issued;

     (f) not less than 30 days prior to the close of each Fiscal Year, the
Projections, which will be prepared by Borrower in good faith, with care and diligence, and using assumptions that are reasonable under the circumstances at the time such Projections are delivered to Lender and disclosed therein when delivered; and

     (g) all the reports and other information set forth in EXHIBIT B in the time frames set forth therein; and

     (h) income statements, balance sheets, statements of cash flows, tax returns and other similar financial information regarding each Guarantor within
90 days of the end of each calendar year and at such other times as Lender may request, and tax returns of each Guarantor filed with the Internal Revenue
Service ("IRS"), together with all schedules thereto, within ten days after the date on which the same are filed with the IRS each year. If Guarantor applies for an extension of time to file the tax return, a copy of such extension request, as filed with the IRS shall be delivered to Lender within ten days after the date on which the same is filed.

4.2  Financial Covenants. Borrower shall not breach any of the financial covenants set forth in SCHEDULE G. For purposes of SECTION 7.1, a breach of a financial covenant set forth in SCHEDULE G shall be deemed to have occurred as of any date of determination by Lender or as of the last day of any specified measurement period, regardless of when the Financial Statements reflecting such breach are delivered to Lender.

4.3  Other Reports and Information. Borrower shall advise Lender promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral or any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline; (b) any material change in the composition of the Collateral; and (c) the occurrence of any Default or other event that has had or could reasonably be expected to have a Material
Adverse Effect. Borrower shall, upon request of Lender, furnish to Lender such other reports and information in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or any other Credit Party or the Collateral as Lender may request, all in reasonable detail.

                                       10

SECTION 5. NEGATIVE COVENANTS

Borrower and each Credit Party executing this Agreement covenants and agrees
(for itself and each other Credit Party) that, without Lender's prior written consent, from the Closing Date until the Termination Date, neither Borrower nor any other Corporate Credit Party shall, directly or indirectly, by operation of law or otherwise:

     (a) form any Subsidiary or merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or make any investment in or, except as provided in SECTION 5(C), loan or advance to, any Person or form any Subsidiary;

     (b) cancel any debt owing to it or create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations, (ii) Indebtedness existing as of the Closing Date set forth in DISCLOSURE SCHEDULE (5(B)), (iii) deferred taxes,
(iv) by endorsement of Instruments or items of payment for deposit to the general account of such Credit Party, (v) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this
Agreement; and (vi) additional Indebtedness (including Purchase Money
Indebtedness) incurred after the Closing Date in an aggregate outstanding amount for all such Corporate Credit Parties combined not exceeding $200,000;

     (c) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances and payments by a Credit Party on behalf of another Credit Party that are not otherwise permitted hereunder) other than loans or advances to employees in the ordinary course of business in an aggregate outstanding amount not exceeding the Minimum
Actionable Amount;

     (d) make any changes in any of its business objectives, purposes, or operations that could reasonably be expected to adversely affect repayment of the Obligations or could reasonably be expected to have a Material Adverse
Effect or engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing
Date or amend its charter or by-laws or other organizational documents;

     (e) create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

     (f) except for the Equipment Sale/Leaseback and for the Melt Shop Sale,
sell, transfer, issue, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts or any shares of its Stock or engage in any sale-leaseback, synthetic lease or similar transaction (provided, that the foregoing shall not prohibit the sale of Inventory or obsolete or unnecessary
Equipment in the ordinary course of its business);

     (g) change (i) its name as it appears in official filings in the state of its incorporation or organization, (ii) its chief executive office, corporate offices, warehouses or other Collateral locations, or location of its records concerning the Collateral, (iii) the type of legal entity that it is, (iv) its organization identification number, if any, issued by its state of incorporation or organization, or (v) its state of incorporation or organization, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving 30 days' prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral;

     (h) establish any depository or other bank account of any kind with any financial institution (other than the accounts set forth in ATTACHMENT 1 to
SCHEDULE D) without Lender's prior written consent; or

     (i) make or permit any Restricted Payment, other than:

         (i)    payment of the "Management Fee" under and as defined in the
     Management Services Agreement;

         (ii)   so long as no Default or Event of Default has occurred and is continuing or would result from the payment thereof, payment of the
     "Management Incentive Fee" under and as defined in the Management Services
     Agreement;

         (iii)  at any time within 30 days of the date Lender receives the annual Financial Statements for Borrower's previous Fiscal Year (beginning with such previous Fiscal Year ending December 31, 2004) in accordance with
     SECTION 4.1(E), Credit Parties may make a cash

                                       11

     distribution to their Stockholders out of funds legally available therefor in an amount not to exceed the amount by which (a) Borrower's EBITDA for such previous Fiscal Year exceeded (b) 175% of Borrower's Fixed Charges for such previous Fiscal Year, and provided that (1) no Default or Event of
     Default has occurred and is continuing or would arise after giving effect to any such distribution, (2) Net Borrowing Availability shall be not less than $1,000,000 after giving effect to any such distribution (on a pro forma basis, with trade payables and taxes not more than 60 days past due, and expenses and liabilities being paid in the ordinary course of business, and without acceleration of sales), and (3) Borrower's Fixed Charge
     Coverage Ratio for the Fiscal Quarter ending immediately preceding the date such distribution is proposed to be made is at least 1.5:1 after giving effect to such proposed payment as if it had been made during such Fiscal
     Quarter; and

         (iv)   quarterly cash distributions to each Credit Party's Stockholders out of any funds legally available therefor in an amount equal to the estimated federal and state income taxes payable by such Credit Party, if any, on taxable income of such Credit Party based upon the highest federal and Kentucky tax rates then applicable to individuals for the applicable tax year (provided that if in any Fiscal Year the aggregate amount of estimated tax distributions paid to any Credit Party's Stockholders is greater or less than the final distribution based upon such Credit Party's audited financial statements, then, within 30 days of the issuance of such audited financial statements, such Credit Party will pay the Stockholders, or Credit Parties shall cause the Stockholders to pay the applicable Credit
     Party, the amount of any such underpayment or overpayment, as the case may
     be.

SECTION 6. SECURITY INTEREST

6.1  Grant of Security Interest.

     (a) As collateral security for the prompt and complete payment and performance of the Obligations, each of the Borrower and any other Credit Party executing this Agreement hereby grants to the Lender a security interest in and
Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all Deposit
Accounts, all other bank accounts and all funds on deposit therein; all money, cash and cash equivalents; all Stock; all Investment Property; all Goods
(including Inventory, Equipment and Fixtures); all Chattel Paper, Documents and
Instruments; all Books and Records; all General Intangibles (including all
Intellectual Property, contract rights, choses in action, Payment Intangibles and Software); all Letter-of-Credit Rights; all Supporting Obligations; and to
the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of all and any of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, together with any other collateral pledged to the Lender pursuant to any other Loan Document, collectively, the "Collateral").

     (b) Borrower, Lender and each other Credit Party executing this Agreement agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Borrower and each other
Credit Party executing this Agreement represents, warrants and promises to
Lender that: (i) Borrower and each other Credit Party granting a Lien in
Collateral has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, free and clear of any and all Liens or claims of others, other than Permitted
Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon completion of the filings and other actions listed in DISCLOSURE SCHEDULE
(6.1) (which, in the case of all filings and other documents referred to in said
Schedule, have been delivered to the Lender in duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from any Credit Party (other than purchasers of
Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances that have priority by operation of law; and
(iii) no effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Borrower and each other Credit Party executing this Agreement promise to defend the right, title and

                                       12

interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and each shall take such actions, including (w) all actions necessary to grant Lender "control" of any Investment Property, Deposit
Accounts, Letter-of-Credit Rights or electronic Chattel Paper owned by such
Credit Party, with any agreements establishing control to be in form and substance satisfactory to Lender, (x) the prompt delivery of all original
Instruments, Chattel Paper, negotiable Documents and certificated Stock owned by
Borrower and each other Credit Party granting a Lien on Collateral to Lender (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank), (y) notification of Lender's interest in Collateral at Lender's request, and (z) the institution of litigation against third parties as shall be prudent in order to protect and preserve each Credit Party's and
Lender's respective and several interests in the Collateral. Borrower (and any other Credit Party granting a Lien in Collateral) shall mark its Books and
Records pertaining to the Collateral to evidence the Loan Documents and the
Liens granted under the Loan Documents. If any Credit Party retains possession of any Chattel Paper or Instrument with Lender's consent, such Chattel Paper and
Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of
General Electric Capital Corporation." Each Credit Party executing this
Agreement shall promptly, and in any event within two Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Lender, such
Credit Party shall enter into a supplement to this Loan Agreement granting to
Lender a Lien in such commercial tort claim.

     (c) Upon the consummation of the Sale/Leaseback Transaction and the Melt
Shop Sale and the receipt of all sale proceeds in accordance with PARAGRAPH 2 of
SCHEDULE D, Lender shall deliver to Borrower partial releases and other documents necessary or appropriate to evidence the release of Lender's Liens on the assets covered by the Sale/Leaseback Transaction and the Melt Shop Sale,
respectively.

6.2  Lender's Rights.

     (a) Lender may, (i) at any time in Lender's own name or in the name of
Borrower, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to
Lender's satisfaction, the existence, amount and terms of, and any other matter relating to, Accounts, Payment Intangibles, Instruments, Chattel Paper or other
Collateral, and (ii) at any time after a Default has occurred and is continuing and without prior notice to Borrower or any other Credit Party, notify Account
Debtors and other Persons obligated on any Collateral that Lender has a security interest therein and that payments shall be made directly to Lender. Upon the request of Lender, Borrower shall so notify such Account Debtors, and other
Persons obligated on any Collateral. Once any such notice has been given to any
Account Debtor or other Person obligated on any Collateral, the affected Credit
Party shall not give any contrary instructions to such Account Debtor or such other Person without Lender's prior written consent. Borrower hereby constitutes
Lender or Lender's designee as Borrower's attorney with power to endorse
Borrower's name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

     (b) It is expressly agreed by Borrower and each other Credit Party executing this Agreement that, notwithstanding anything herein to the contrary,
Borrower and each other Credit Party shall remain liable under each Contract,
Instrument and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract, Instrument or License (between Borrower or any other Credit Party and any Person other than
Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i)
to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect, compromise or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, Instrument or License.

     (c) Borrower and each other Credit Party shall, with respect to each owned, leased, or controlled property or facility, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such property or facility to
Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts and copies (or take originals if reasonably necessary) from all of Borrower's and such Credit
Party's Books and Records;

                                       13

and (iii) permit Lender to inspect, review, evaluate and make physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that Lender considers advisable, and Borrower and such
Credit Party agree to render to Lender, at Borrower's and such Credit Party's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

     (d) After the occurrence and during the continuance of a Default, Borrower, at its own expense, shall cause the certified public accountant then engaged by
Borrower to prepare and deliver to Lender at any time and from time to time, promptly upon Lender's request, the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Lender may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to
Lender the results of any physical verifications of all or any portion of the
Inventory made or observed by such accountants when and if such verification is conducted. Lender shall be permitted to observe and consult with Borrower's accountants in the performance of these tasks.

6.3  Lender's Appointment as Attorney-in-Fact. On the Closing Date, Borrower and
each other Credit Party executing this Agreement shall execute and deliver a
Power of Attorney in the form attached as EXHIBIT H. The power of attorney granted pursuant to the Power of Attorney and all powers granted under any Loan
Document are powers coupled with an interest and shall be irrevocable until the
Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees (a) not to exercise any power or authority granted under the Power of Attorney unless an Event of
Default has occurred and is continuing, and (b) that it shall only exercise the powers granted under the Power of Attorney in respect of Collateral; provided, that except as otherwise required by applicable law, Lender shall not have any duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. Borrower and each other Credit Party executing this Agreement also hereby (i) authorizes
Lender to file any financing statements, continuation statements or amendments thereto that (x) indicate the Collateral (1) as all assets of such Credit Party
(or any portion of such Credit Party's assets) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (y) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and (ii) ratifies its authorization for Lender to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Borrower and each other Credit Party executing this Agreement acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Credit Party's rights under Section 9-509(d)(2) of the Code.

6.4  Grant of License to Use Intellectual Property Collateral. Borrower and each other Credit Party executing this Agreement hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Borrower or such Credit Party) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower or such Credit Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third
Person; provided, that such license will terminate on the Termination Date.

SECTION 7. EVENTS OF DEFAULT: RIGHTS AND REMEDIES

7.1  Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of
Default" hereunder which shall be deemed to be continuing until waived in writing by Lender in accordance with SECTION 9.3:

     (a) Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable; or

     (b) (i) Borrower or any other Credit Party (whether or not such Credit
Party has signed this Agreement) shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in SECTION 1, SECTIONS 3.2, 3.17, 3.18,

                                       14

3.19, 4.2 or SECTION 5; or (ii) Borrower or any other Credit Party (whether or not such Credit Party has signed this Agreement) shall fail or neglect to perform, keep or observe any of the other covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this
Agreement (other than those set forth in the Sections referred to in CLAUSE (I)
above) or any of the other Loan Documents, regardless of whether such breach involves a covenant, promise, agreement, condition, requirement, term or provision with respect to a Credit Party that has not signed this Agreement, and such breach is not remediable or, if remediable, continues unremedied for a period of seven Business Days after the earlier to occur of (x) the date on which such breach is known or reasonably should have become known to any officer of the Borrower or such Credit Party and (y) the date on which Lender shall have notified the Borrower or such other Credit Party of such breach; or

     (c) an event of default shall occur under any Contractual Obligation of the
Borrower or any other Credit Party (other than this Agreement and the other Loan
Documents), and such event of default (i) involves the failure to make any payment (whether or not such payment is blocked pursuant to the terms of an intercreditor agreement or otherwise), whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum
Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated
maturity or prior to its regularly scheduled date of payment; or

     (d) any representation or warranty in this Agreement or any other Loan
Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by
Borrower or any other Credit Party shall be untrue or incorrect as of the date when made or deemed made, regardless of whether such breach involves a representation or warranty with respect to a Credit Party that has not signed this Agreement; or

     (e) there shall be commenced against the Borrower or any other Credit Party any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that remains unstayed or undismissed for 45 consecutive days; or Borrower or any other Credit Party shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation that may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

     (f) a case or proceeding shall have been commenced involuntarily against
Borrower or any other Credit Party in a court having competent jurisdiction seeking a decree or order: (i) under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (x) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (y) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for 60 consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding;
or (ii) invalidating or denying any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

     (g) Borrower or any other Credit Party shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors, (iii) consent to or take any action in furtherance of, or, indicating its consent to, approval of, or acquiescence in, any of the acts set forth in paragraphs (e) or (f) of this SECTION 7.1 or CLAUSES (I) and (II) of this PARAGRAPH (G), or (iv) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due; or

     (h) a final judgment or judgments for the payment of money in excess of the
Minimum Actionable Amount in the aggregate shall be rendered against Borrower or any other Credit Party, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have

                                       15

acknowledged full coverage in writing within 15 days of judgment, or (ii)
vacated, stayed, bonded, paid or discharged within a period of 15 days from the date of such judgment; or

     (i) any other event shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect; or

     (j) any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral (or any
Credit Party shall so assert any of the foregoing); or

     (k) a Change of Control shall have occurred with respect to any Corporate
Credit Party; or

     (l) an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred and are then continuing, could reasonably be expected to result in liability of any Credit
Party in an aggregate amount exceeding the Minimum Actionable Amount;

     (m) Borrower shall have received written notice in accordance with Section
9.1(b)(i) of the Management Services Agreement that it is in material breach of its obligations thereunder, and such breach shall have continued beyond any applicable grace period; or

     (n) the Management Services Agreement shall have been terminated and a replacement management team reasonably satisfactory to Lender and performing duties substantially similar to those being performed by Pinnacle Steel, LLC as of the Closing Date shall not have been appointed within 60 days of such termination.

7.2  Remedies.
     --------

     (a) If any Default shall have occurred and be continuing, then Lender may terminate or suspend its obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations. In addition, if any Event of
Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (i) declare all or any portion of the
Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; (ii) require that all Letter of Credit
Obligations be fully cash collateralized pursuant to SCHEDULE C; or (iii)
exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of any Event of Default specified in SECTIONS 7.1(E), (F) or
(G), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Revolving Credit Advance or incur further
Letter of Credit Obligations, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender.

     (b) Without limiting the generality of the foregoing, Borrower and each other Credit Party executing this Agreement expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower and each other Credit Party executing this
Agreement hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Credit Party's premises or elsewhere and shall have the right to use any Credit Party's premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

     (c) Upon the occurrence and during the continuance of an Event of Default and at Lender's request, Borrower and each other Credit Party executing this
Agreement further agrees, to assemble the Collateral and make it available to
Lender at places that Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the

                                       16

extent that Lender deems appropriate, for the purpose of preserving such
Collateral or its value or for any other purpose. Lender shall have no obligation to any Credit Party to maintain or preserve the rights of any Credit
Party as against third parties with respect to any Collateral while such
Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower and each other Credit Party executing this Agreement agrees that ten days' prior notice by Lender to such
Credit Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.
Borrower and each other Credit Party shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

     (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Lender may have under any
Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

7.3  Waivers by Credit Parties. Except as otherwise provided for in this
Agreement and to the fullest extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Revolving
Credit Note or any other notes, commercial paper, Accounts, Contracts,
Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which such Credit Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.
Borrower and each other Credit Party executing this Agreement acknowledges that it has been advised by counsel of its choices and decisions with respect to this
Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

7.4  Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Lender upon receipt to the Obligations in such order as Lender may deem advisable in its sole discretion (including the cash collateralization of any Letter of Credit Obligations), and after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Sections 9-608(a)(1) and 9-615(a)(3) of the Code (but only after
Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 8. SUCCESSORS AND ASSIGNS

     Each Loan Document shall be binding on and shall inure to the benefit of
Borrower and each other Credit Party executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Neither Borrower nor any other Credit Party may assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of
Lender. Any such purported conveyance by Borrower or such Credit Party without the prior express written consent of Lender shall be void. There shall be no third party beneficiaries of any of the terms and provisions of any of the Loan
Documents. Lender reserves the right at any time to create and sell participations in the Revolving Credit Loan and the Loan Documents and to sell, transfer or assign any or all of its rights in the Revolving Credit Loan and under the Loan Documents.

                                       17

SECTION 9. MISCELLANEOUS

9.1  Complete Agreement; Modification of Agreement. This Agreement and the other
Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). No Loan Document may be modified, altered or amended except by a written agreement signed by Lender, and each other Credit Party a party to such Loan Document. Borrower and each other Credit Party executing this
Agreement or any other Loan Document shall have all duties and obligations under this Agreement and such other Loan Documents from the date of its execution and delivery, regardless of whether the initial Revolving Credit Advance has been funded or the initial Letter of Credit Obligation incurred at that time.

9.2  Expenses. Borrower agrees to pay or reimburse Lender for all costs and expenses (including the fees and expenses of all counsel, advisors, consultants
(including environmental and management consultants) and auditors retained in connection therewith), incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan
Documents and the preservation of any rights thereunder; (b) collection, including deficiency collections; (c) the forwarding to Borrower or any other
Person on behalf of Borrower by Lender of the proceeds of any Revolving Credit
Advance (including a wire transfer fee of $25 per wire transfer (or, upon notice from Lender, such other rate as in effect from time to time)); (d) any amendment, waiver or other modification with respect to any Loan Document or advice in connection with the administration of the Revolving Credit Loan or the rights thereunder; (e) any litigation, dispute, suit, proceeding or action
(whether instituted by or between any combination of Lender, Borrower or any other Person), and an appeal or review thereof, in any way relating to the
Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (f) any effort (i) to monitor the Revolving Credit Loan, (ii) to evaluate, observe or assess Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

9.3  No Waiver. Neither Lender's failure, at any time, to require strict performance by Borrower or any other Credit Party of any provision of any Loan
Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a
Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default or other provision under any Loan Document, and shall not be construed as a bar to any right or remedy that Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower or any other
Credit Party to Lender contained in any Loan Document and no Default by Borrower or any other Credit Party under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of
Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

9.4  Severability; Section Titles. Wherever possible, each provision of the Loan
Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of Borrower or any other Credit Party or the rights of Lender relating to any unpaid Obligation, (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment
Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Credit Parties

                                       18

under the Loan Documents shall survive the Termination Date. The Section titles contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

9.5  Authorized Signature. Until Lender shall be notified in writing by Borrower or any other Credit Party to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower or such other Credit Party shall bind Borrower and such other Credit Party and be deemed to be the act of Borrower or such other Credit Party affixed pursuant to and in accordance with resolutions duly adopted by Borrower's or such other Credit
Party's Board of Directors (or similar governing body), and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance on such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

9.6  Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this SECTION 9.6), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in SCHEDULE B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any
Person (other than Borrower or Lender) designated in SCHEDULE B to receive copies shall in no way adversely affect the effectiveness of such communication.

9.7  Counterparts. Any Loan Document may be authenticated in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument. Any
Loan Document may be authenticated by manual signature, facsimile or, if approved in writing by Lender, electronic means, all of which shall be equally valid.

9.8  Time of the Essence. Time is of the essence for performance of the
Obligations under the Loan Documents.

9.9  GOVERNING LAW. THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE
LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND
PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING
CONFLICTS OF LAWS AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

9.10 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
     ------------------------------------------------

     (A) BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY
CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL
HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN
BORROWER AND SUCH CREDIT PARTY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF
THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS
AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER, BORROWER
AND SUCH CREDIT PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO
BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT
NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM
BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT
THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE
OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.
BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT EXPRESSLY SUBMIT
AND CONSENT IN

                                       19

ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT,
AND BORROWER AND SUCH CREDIT PARTY HEREBY WAIVE ANY OBJECTION THAT IT MAY HAVE
BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON
CONVENIENS. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY
WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY
SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER
PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR
SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS AGREEMENT AND
THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S OR
SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE
U.S. MAILS, PROPER POSTAGE PREPAID.

     (B) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING
SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS
OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS
TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY
DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER,
BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED OR
INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE
LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

9.11 Sale of Stock by Parent. Credit Parties have indicated that KES Holdings,
LLC is considering selling all or a substantial portion of the issued and outstanding Stock of Borrower (the "Proposed Transaction") to Youth Stream
Acquisition Company, a Delaware corporation ("Youth Stream"). Without Lender's consent, the Proposed Transaction will result in Events of Default under
SECTIONS 7.1(B) and (K). Lender agrees that it will not unreasonably withhold its consent (or refuse to waive any related Event of Default) with respect to the Proposed Transaction so long as each of the following conditions precedent have been satisfied:

     (a) Lender shall receive not less than 30 days' prior written notice of the consummation of the Proposed Transaction;

     (b) no additional Indebtedness shall be incurred, assumed, or otherwise reflected on the consolidated balance sheet of Borrower after giving affect to the Proposed Transaction (other than intercompany Indebtedness owing by Youth
Stream to KES Holdings arising in connection with the Proposed Acquisition);

     (c) the business and assets of Youth Stream shall be free and clear of all
Liens (other than Permitted Encumbrances);

     (d) Youth Stream shall have become, upon the consummation of the Proposed
Transaction, a "Guarantor" and "Credit Party" under this Agreement, and shall have executed and delivered to Lender all documents reasonably requested by
Lender in furtherance thereof, including a fully perfected pledge of all Stock owned by Youth Stream in Borrower and a first priority perfected Lien in the assets of Youth Stream as collateral security for the obligations under the Loan
Documents; and

     (e) no Default or Event of Default shall have occurred and be continuing, or otherwise result from the consummation of such Proposed Transaction (other than by reason of SECTIONS 7.1(B) and (K) as discussed above).

Nothing in this Agreement should be construed as a binding commitment by Lender to consent to the Proposed Transaction; any such consent would not be unreasonably withheld and would be in a separate written instrument signed by
Lender following satisfactory completion of Lender's due diligence, internal review and approval process.

9.12 Press Releases. Neither any Credit Party nor any of its Affiliates will in the future issue any press release or other public disclosure using the name of
General Electric Capital Corporation or its affiliates or referring to this
Agreement or the other Loan Documents without at least two Business Days' prior notice to Lender and without the prior written consent of Lender unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with Lender before issuing such press release or other public disclosure. Each
Credit Party consents to the publication by Lender of a tombstone or similar advertising material relating to the

                                       20

financing transactions contemplated by this Agreement. Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements with Borrower's consent which shall not be unreasonably withheld or delayed.

9.13 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any part of the
Obligations is rescinded or must otherwise be returned or restored by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of
Borrower or any other Credit Party, or otherwise, all as though such payments had not been made.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       21

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

                                       "BORROWER" and the other "CREDIT PARTIES"
                                       KES ACQUISITION COMPANY, LLC

                                       By: /s/ JESS M. RAVICH
                                           -------------------------------------
                                                Jess M. Ravich
                                                Chief Executive Officer

                                       KES HOLDINGS, LLC
                                       By:      Libra/KES Investment I, LLC,
                                                its Manager

                                                By: /s/ JESS M. RAVICH
                                                    ----------------------------
                                                         Jess M. Ravich
                                                         Authorized Signatory

                                       "LENDER"
                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                       By: /s/ ANTIMO F. BARBIERI
                                           -------------------------------------
                                                Antimo F. Barbieri
                                                Duly Authorized Signatory

                                       22

                            SCHEDULE A - DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have
(unless otherwise provided elsewhere in this Agreement or in the other Loan
Documents) the following respective meanings:

"Account Debtor" means any Person who is or may become obligated with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a Payment Intangible).

"Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the
Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all rights to payment due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction
(whether or not yet earned by performance on the part of such Person); (v) all health care insurance receivables; and (vi) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

"Accounts Payable Analysis" means a certificate in the form of EXHIBIT D
                                                               ---------

"Accounts Receivable Roll Forward Analysis" means a certificate in the form of
EXHIBIT E.

"Affiliate" means, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" means this Agreement including all schedules, attachments, addenda and exhibits attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as in effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

"Availability Reserve" means a reserve in the amount of $1,500,000; provided, that so long as no Event of Default has occurred since the Closing Date, such reserve will decrease to $1,000,000 on June 30, 2005.

"Books and Records" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or Borrower's business.

"Borrower" means the Person identified as such in the preamble of this
Agreement.

                                      A-1

"Borrowing Availability" means, at any time, the lesser of (i) the Maximum
Amount or (ii) the Borrowing Base, in each case less Reserves established by
Lender from time to time in its good faith credit judgment, including the
Availability Reserve.

"Borrowing Base" means at any time an amount equal to the sum at such time of:

     (a) up to 85% of the value (as determined by Lender) of Borrower's Eligible
Accounts; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the Dilution of Borrower's
Accounts over the most recent three months exceeds 5%; plus

     (b) the least of (i) $7,500,000, (ii) 65% of the value of Borrower's
Eligible Inventory (as determined by Lender), valued at the lower of cost (on an average cost method) or market, or (iii) 85% of the NOLV of Borrower's Eligible
Inventory; provided that the aggregate amount of Revolving Credit Advances against Eligible Inventory at any time may not exceed 60% of the total Borrowing
Base at such time; less

     (c) Reserves established by Lender from time to time in its good faith credit judgment.

"Borrowing Base Certificate" means a certificate in the form of EXHIBIT C.

"Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

"Capital Expenditures" means all payments or accruals (including Capital Lease
Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

"Capital Lease" means, with respect to any Person, any lease of any property
(whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

"Capital Lease Obligation" means, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

"Cash Capex" means Capital Expenditures that are not financed through the incurrence of Indebtedness (other than the Revolving Credit Loan).

"Cash Collateral Account" has the meaning assigned to it in SCHEDULE C.

"Change of Control" means, with respect to any Person on or after the Closing
Date, that any change in the composition of such Person's stockholders as of the
Closing Date shall occur which would result in any stockholder or group acquiring 49.9% or more of any class of Stock of such Person, or that any Person
(or group of Persons acting in concert) shall otherwise acquire, directly or indirectly (including through Affiliates), the power to elect a majority of the
Board of Directors (or similar governing body) of such Person or otherwise direct the management or affairs of such Person by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.

"Charges" means all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, customs or other duties, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of any Credit Party, (iv) the ownership or use of any assets by any Credit Party, or (v) any other aspect of any Credit Party's business.

                                      A-2

"Chattel Paper" means all "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any
Person.

"Closing Date" means the Business Day on which the conditions precedent set forth in SECTION 2 (other than the occurrence of the Funding Date) have been satisfied or specifically waived in writing by Lender.

"Closing Fee" has the meaning assigned to it in SCHEDULE E.

"Code" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this
Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the Code is used to define any term herein or in any Loan
Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

"Collateral" has the meaning assigned to it in SECTION 6.1.

"Collection Account" means that certain account of Lender, account number
50-232-854 in the name of GECC-CAF Depository at Deutsche Bank Trust Company
Americas, 60 Wall Street, New York, New York, ABA number 021-001-033.

"Commitment Termination Date" means the earliest of (i) the Stated Expiry Date,
(ii) the date Lender's obligation to advance funds is terminated pursuant to
SECTION 7.2, and (iii) the date of indefeasible prepayment in full by Borrower of the Obligations in accordance with the provisions of SECTION 1.2(C).

"Contracts" means all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any
Account.

"Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

"Copyright License" means rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or
Copyright registration.

"Copyrights" means all of the following now owned or hereafter adopted or acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the
United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

"Corporate Credit Party" means any Credit Party that is a corporation, partnership or limited liability company.

"Credit Party" means Borrower, and each other Person (other than Lender) that is or may become a party to this Agreement or any other Loan Document.

"Default" means any Event of Default or any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

                                      A-3

"Default Rate" has the meaning assigned to it in SECTION 1.5(C).

"Deposit Accounts" means all "deposit accounts" as such term is defined in the
Code, now or hereafter held in the name of any Person.

"Dilution" means, for any period, the ratio (expressed as a percentage) of (a)
the aggregate amount of all returns, allowances, credit losses, discounts and other offsets against Borrower's Accounts, to (b) the aggregate amount of all of
Borrower's sales, in each case for such period.

"Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

"EBITDA" means, for any period, the Net Income (Loss) of Borrower and its
Subsidiaries on a consolidated basis for such period, plus interest expense, income tax expense, amortization expense, depreciation expense and extraordinary losses and minus extraordinary gains, in each case, of Borrower and its
Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).
EBITDA shall be calculated net of all payments made by Borrower to Pinnacle
Steel, LLC, whether arising under the Management Services Agreement or otherwise.

"Electronic Transmissions" has the meaning assigned to it in SECTION 1.1(E).

"Eligible Accounts" means as at the date of determination, all Accounts of the
Borrower except any Account:

     (a) that does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of Borrower's business;

     (b) upon which (i) Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account
Debtor through judicial process;

     (c) against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted or which is a "contra" Account;

     (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

     (e) with respect to which an invoice, acceptable to Lender in form and substance, has not been sent;

     (f) that is not owned by Borrower or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

     (g) that arises from a sale to or performance of services for an employee,
Affiliate, Subsidiary or Stockholder of Borrower or any other Credit Party, or an entity which has common officers or directors with Borrower or any other
Credit Party;

     (h) that is the obligation of an Account Debtor that is the Federal (or local) government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and Borrower has complied with the Federal Assignment of Claims Act of 1940 (or the state equivalent thereof, if any) with respect to such obligation;

     (i) that is the obligation of an Account Debtor located in a foreign country (other than Canada) unless such Account is supported by a letter of credit in which Lender has a first priority perfected security interest by possession or credit insurance acceptable to Lender (and naming Lender as loss payee);

     (j) that is the obligation of an Account Debtor to whom Borrower is or may become liable for goods sold or services rendered by the Account Debtor to
Borrower, to the extent of Borrower's liability to such Account Debtor;

                                      A-4

     (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

     (l) that is an obligation for which the total unpaid Accounts of the
Account Debtor exceed 15% of the aggregate of all Accounts, to the extent of such excess;

     (m) that is not paid within 90 days from its invoice date or that are
Accounts of an Account Debtor if 50% or more of the Accounts owing from such
Account Debtor remain unpaid within such time periods;

     (n) is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

     (o) that arises from any bill-and-hold or other sale of goods which remain in Borrower's possession or under Borrower's control;

     (p) as to which Lender's interest therein is not a first priority perfected security interest;

     (q) to the extent that such Account exceeds any credit limit established by
Lender in Lender's good faith credit judgment;

     (r) as to which any of Borrower's representations or warranties pertaining to Accounts are untrue; or

     (s) that represents interest payments, late or finance charges, or service charges owing to Borrower.

"Eligible Inventory" means as at the date of determination, all Inventory of the
Borrower, except any Inventory that:

     (a) is not subject to a first priority perfected security interest of
Lender or is not owned by Borrower free and clear of all Liens and rights of others (except the Liens in favor of Lender);

     (b) is not located on premises owned or operated by Borrower and referenced in DISCLOSURE SCHEDULE (3.2),

     (c) is not located on premises where the aggregate amount of all Inventory
(valued at cost) of such Borrower located thereon is greater than $50,000;

     (d) is located on premises with respect to which Lender has not received a landlord or mortgagee letter acceptable in form and substance to Lender;

     (e) is in transit;

     (f) is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to
Lender,

     (g) in Lender's good faith credit judgment, is obsolete, unsalable, shopworn, damaged, unfit for further processing, is of substandard quality or is not of good and merchantable quality, free from any defects;

     (h) consists of (i) discontinued items, (ii) slow-moving or excess items held in inventory, or (iii) used items held for resale;

     (i) consists of (i) finished goods Inventory on hand for more than 60 days, or (ii) billet inventory on hand in excess of the amount needed to to produce finished goods Inventory to fill the next 70 consecutive days of open orders;

     (j) does not consist of (i) raw materials consisting of billet Inventory or
(ii) finished goods consisting of merchant bar quality (mbq) or special bar quality (sbq) steel bars;

     (k) does not meet all standards imposed by any Governmental Authority, including with respect to its production, acquisition or importation (as the case may be);

                                      A-5

     (l) is placed by Borrower on consignment or held by Borrower on consignment from another Person;

     (m) is held for rental or lease by or on behalf of Borrower;

     (n) is produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in 29 U.S.C. ss. 215 or any successor statute or section;

     (o) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document;

     (p) is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties; or

     (q) requires the consent of any Person for the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of
Default and such completion, manufacture or sale constitutes a breach or default under any contract or agreement to which Borrower is a party or to which such
Inventory is or may become subject.

"Environmental Laws" means all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).

"Environmental Liabilities" means all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages of whatever nature, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand of whatever nature by any Person and which relate to any health or safety condition regulated under any Environmental
Law, environmental permits or in connection with any Release, threatened
Release, or the presence of a Hazardous Material.

"Equipment" means all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be now or hereafter used in such Person's operations or that are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

"Equipment Sale/Leaseback" means the sale by Borrower to Ramsgate Leasing
Systems, Inc. of (a) one used 1997 Baumann Sideloader AS and (b) one new 2002
Baumann Sideloader GS for an aggregate purchase price of not less that $352,820, and the lease of such Equipment back to Borrower in the form of a 48 month operating lease.

"ERISA" means the Employee Retirement Income Security Act of 1974 (or any
successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

"ERISA Affiliate" means any trade or business (whether or not incorporated)
that, together with any Credit Party, is treated as a single employer under
Section 414(b), (c), (m) or (o) of the IRC, or, solely for the purposes of
Section 302 of ERISA and 412 of the IRC, is treated as a single employer under
Section 414 of the IRC.

"ERISA Event" means (a) any "reportable event", as defined in Section 4043 of
ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in
Section 412 of the IRC or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(b) of the IRC or Section 303(d) of ERISA of an
application for a waiver of the minimum funding standard with respect to any
Plan; (d) the incurrence by any Credit Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by any Credit Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an

                                      A-6

intention to terminate any Plan or to appoint a trustee to administer any Plan;
(f) the incurrence by any Credit Party or any ERISA Affiliate of any liability with respect to any withdrawal or partial withdrawal from any Plan or
Multiemployer Plan; or (g) the receipt by any Credit Party or any ERISA
Affiliate of any notice, or the receipt by any Multiemployer Plan from any
Credit Party or any ERISA Affiliate of any notice, concerning the imposition of
Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

"Event of Default" has the meaning assigned to it in SECTION 7.1.

"Fees" means the fees due to Lender as set forth in SCHEDULE E.

"Financial Statements" means the consolidated and consolidating income statement, balance sheet and statement of cash flows of Borrower and its
Subsidiaries, internally prepared for each Fiscal Month, and audited for each
Fiscal Year, prepared in accordance with GAAP.

"Fiscal Month" means any of the monthly accounting periods of Borrower.

"Fiscal Quarter" means any of the quarterly accounting periods of Borrower.

"Fiscal Year" means the 12-month period of Borrower ending December 31 of each year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change.

"Fixed Charge Coverage Ratio" means, for any period, the ratio of the following for Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP: (a) EBITDA for such period less Capital Expenditures for such period which are not financed through the incurrence of any Indebtedness
(excluding the Revolving Credit Loan) to (b) Fixed Charges during such period.

"Fixed Charges" means, for any period, the sum of (a) interest expense paid or accrued in respect of any Indebtedness during such period, plus (b) taxes to the extent accrued or otherwise payable with respect to such period, plus (c)
regularly scheduled payments of principal paid or that were required to be paid on Funded Debt (excluding the Revolving Credit Loan) during such period, plus
(d) dividends or other distributions paid to Stockholders during such period.

"Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Person.

"Free Cash Flow" means, for any period, EBITDA less the amount of Cash Capex expended by Borrower and its Subsidiaries, in each case for such period;
provided, that so long as Borrower provides Lender with evidence of paid invoices, the following non-recurring items may be added back to the amount of
"Free Cash Flow": (a) the $150,000 Commitment Fee, the $150,000 Funding Fee, the
initial $75,000 Facility Fee, up to $95,000 of Borrower's expenses, and the aggregate amount of Lender's reimbursable expenses, in each case incurred and paid by Borrower in connection with the consummation of the Revolving Credit
Loan and any subordinated debt contemplated hereunder; (b) up to $250,000 of legal expenses, and up to $35,000 of other professional fees, in each case incurred and paid by Borrower in connection with the consummation of the
Proposed Transaction; (c) up to $25,000 of property insurance premiums paid by
Borrower in Fiscal Year 2004 for Borrower's fixtures and office building; (d)
the aggregate amount of Lender's reimbursable expenses paid by Borrower in
Fiscal Year 2004 in connection with Lender's Collateral monitoring expenses, including Inventory appraisals and Collateral audits; and (e) up to $352,000 for
Capital Expenditures incurred and paid by Borrower during the first Fiscal
Quarter of 2004; provided, that if the Equipment Sale/Leaseback Transaction is not consummated on or before April 30, 2004, then this $352,000 add-back for
Capital Expenditures shall be reduced to $0 as of April 30, 2004.

"Funded Debt" means, for any Person, all of such Person's Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from, or is directly or indirectly renewable or extendible at the option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year

                                      A-7

from, the date of creation thereof, including current maturities of long-term debt, revolving credit, and short-term debt extendible beyond one year at the option of such Person.

"Funding Date" means the Business Day upon which all of the following conditions precedent shall have been satisfied:

     (i) all of the conditions precedent set forth in SECTION 2 have been satisfied or specifically waived in writing by Lender;

     (ii) all of the obligations of Borrower to Sumitomo Corporation under its financing documentation as in effect immediately prior to the Funding Date will be performed and paid in full from the proceeds of the initial Revolving Credit
Advance and all Liens upon any of the property of Borrower and any other Credit
Party in respect thereof shall have been terminated immediately upon such payment;

     (iii) Borrower shall have received not less that $1,000,000 in cash from
Atacama Capital Holdings, Ltd., and Ravich Revocable Trust of 1989,
collectively, in the form of new equity or subordinated indebtedness on terms and conditions satisfactory to Lender, and $500,000 of such amount shall have been deposited into a restricted deposit account subject to a control agreement in favor of Lender and to which Borrower shall have no access until the earlier of (A) the date Lender receives a written request from Borrower to provide such access together with Borrower's written certification that average Net Borrowing
Availability plus average cash on hand in the Disbursement Accounts for the immediately preceding 10 consecutive days is less than $200,000, and (B) March
31, 2005; provided, that Borrower shall not be entitled to any such access at any time an Event of Default has occurred and is continuing;

     (iv) Lender shall have received an appraisal of the Inventory Collateral, as of February 23, 2004, with results satisfactory to Lender;

     (v) Lender shall have received a Collateral audit, including evidence of the implementation of accounting systems and procedures to be used in the daily accounting controller services under a contract with Wishnow, Ross & Company, all with results satisfactory to Lender;

     (vi) Lender shall have received evidence that Borrower has achieved not less than $1,500,000 in revenues for the period beginning January 31, 2004;

     (vii) Lender shall have received a report from an appraiser satisfactory to
Lender indicating that all essential machinery and equipment necessary to conduct Borrower's business is in good operating condition;

     (viii) Lender shall have received satisfactory vendor references and verifications of Borrower's Accounts; and

     (ix) Net Borrowing Availability shall be not less than $1,000,000 after giving effect to the initial Revolving Credit Advance (on a pro forma basis, with trade payables and taxes not more than 60 days past due, and expenses and liabilities being paid in the ordinary course of business, and without acceleration of sales).

"GAAP" means generally accepted accounting principles in the United States of
America as in effect from time to time, consistently applied.

"General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest that such Person may now or hereafter have in or under any
Contract, all Payment Intangibles, customer lists, Licenses, Intellectual
Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions
(whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill
(including the Goodwill associated

                                      A-8

with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

"Goods" means all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale.

"Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guaranteed Indebtedness" means, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such guaranteeing Person (whether or not contingent): (i) to purchase or repurchase any such primary obligation; (ii)
to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

"Guarantor" means each Person that executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.

"Guaranty" means any agreement to perform all or any portion of the Obligations on behalf of Borrower or any other Credit Party, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

"Hazardous Material" means any substance, material or waste that is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste,"
"hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant,"
"hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

"Hazardous Waste" has the meaning ascribed to such term in the Resource
Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et seq.).

"Indebtedness" of any Person means: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services
(including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business and not more than 45 days past due); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations;
(v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses

                                      A-9

(i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such
Indebtedness has an existing right, contingent or otherwise, to be secured by)
any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

"Indemnified Liabilities" and "Indemnified Person" have the respective meanings assigned to them in SECTION 1.11.

"Index Rate" means the latest month-end published rate for 30-day dealer commercial paper sold through dealers by major corporations, which normally is published in the "Money Rates" section of The Wall Street Journal (or if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select). The Index Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date and (ii) thereafter, on the last Business Day of each calendar month for calculation of interest for the following month.

"Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

"Intellectual Property" means any and all Licenses, Patents, Copyrights,
Trademarks, trade secrets and customer lists.

"Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

"Investment Property" means all "investment property," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

"IRC" and "IRS" mean respectively, the Internal Revenue Code of 1986 and the
Internal Revenue Service, and any successors thereto.

"Lender" means General Electric Capital Corporation and, if at any time Lender shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

"Letters of Credit" means any and all documentary or standby letters of credit issued at the request and for the account of Borrower for which Lender has incurred Letter of Credit Obligations.

"Letter of Credit Fee" has the meaning assigned to it in SCHEDULE E.

"Letter of Credit Obligations" means all outstanding obligations (including all duty, freight, taxes, costs, insurance and any other charges and expenses)
incurred by Lender, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lender or another, of
Letters of Credit, all as further set forth in SCHEDULE C.

"Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such
Person, as beneficiary, has demanded or is entitled to demand payment or performance.

"License" means any Copyright License, Patent License, Trademark License or
other license of rights or interests now held or hereafter acquired by any
Person.

                                      A-10

"Lien" means any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

"Litigation" means any claim, lawsuit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority.

"Loan Documents" means this Agreement, the Revolving Credit Note, the Financial
Statements, each Guaranty, the Power of Attorney, the Lock Box Account
Agreements, the Mortgage and the other documents and instruments listed in
SCHEDULE F, and all security agreements, mortgages and all other documents, instruments, certificates, and notices at any time delivered by any Person
(other than Lender) in connection with any of the foregoing.

"Lock Box Account" and "Lock Box Account Agreement" have the meanings assigned to such terms in SCHEDULE D.

"Management Services Agreement" means the Management Services Agreement between
Borrower an Pinnacle Steel, LLC dated as of September 3, 2003, as in effect on such date.

"Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower and the other Credit Parties taken as a whole or the industry within which Borrower or any other Credit Party operates, (b) Borrower's or any other Credit Party's ability to pay or perform the Obligations under the Loan Documents to which such
Credit Party is a party in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of any such Lien, or (d)
Lender's rights and remedies under this Agreement and the other Loan Documents.

"Maximum Amount" means $15,000,000.

"Melt Shop Sale" means the sale by Borrower of certain of its Equipment located at its steel mini mill and consisting of a melt shop, provided that at the time of such sale (i) no Event of Default has occurred and is continuing and (ii) the proceeds of such sale (net of ordinary and customary transaction costs paid to non-Affiliates) are deposited directly into a Lock Box Account.

"Minimum Actionable Amount" means $100,000.

"Mortgage" means the Fee Mortgage, Assignment of Rents and Leases, Security
Agreement and Fixture Filing made by Borrower in favor of Lender with respect to
Borrower's real estate located at U.S. Route 60 West, Ashland, KY 41105.

"Multiemployer Plan" means a "multiemployer plan," as defined in Section
4001(a)(3) of ERISA, to which Borrower, any other Credit Party or any ERISA
Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

"Net Borrowing Availability" means at any time the Borrowing Availability less the Revolving Credit Loan.

"Net Income (Loss)" means with respect to any Person and for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

"NOLV" means, with respect to any Eligible Inventory, the orderly liquidation value thereof (net of the costs of such liquidation) as determined by Lender in its good faith credit judgment based on a written appraisal in form and substance satisfactory to Lender and any other information available to Lender that it deems appropriate in its good faith credit judgment.

                                      A-11

"Notice of Revolving Credit Advance" has the meaning assigned to it in SECTION
1.1(B).

"Obligations" means all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by
Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Revolving Credit Loan and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Revolving Credit Loan and all obligations and liabilities of any Guarantor under any Guaranty.

"Patent License" means rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

"Patents" means all of the following in which any Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and
Trademark Office or in any similar office or agency of the United States, any
State or Territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

"Payment Intangibles" means all "payment intangibles" as such term is defined in the Code, now owned or hereafter acquired by any Person.

"PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

"Permitted Encumbrances" means the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of
SECTION 3.10; (ii) pledges or deposits securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any
Credit Party is a party as lessee made in the ordinary course of business; (iv)
deposits securing public or statutory obligations of any Credit Party; (v)
inchoate and unperfected workers', mechanics', or similar liens arising in the ordinary course of business so long as such Liens attach only to Equipment, fixtures or real estate; (vi) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $25,000 at any time so long as such Liens attach only to Inventory;
(vii) deposits of money securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (viii) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real estate; (ix) Purchase Money Liens securing Purchase Money Indebtedness (or rent)
to the extent permitted under SECTION 5(B)(VI); (x) Liens in existence on the
Closing Date as disclosed on DISCLOSURE SCHEDULE 5(E) provided that no such Lien is spread to cover additional property after the Closing Date and the amount of
Indebtedness secured thereby is not increased; (xi) junior Liens in favor of
Sumitomo Canada Ltd. on Borrower's Real Property and Equipment, so long as
Sumitomo has executed and delivered an Intercreditor and Subordination Agreement in form and substance satisfactory to Lender in its sole discretion; and (xi)
Liens in favor of Lender securing the Obligations.

"Person" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise,

                                      A-12

including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

"Plan" means any employee pension benefit plan (other than a Multiemployer Plan)
subject to the provisions of Title IV of ERISA or Section 412 of the IRC or
Section 302 of ERISA, and in respect of which any Credit Party or any ERISA
Affiliate is (or, if such plan were terminated, would under Section 4069 of
ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

"Prepayment Fee" means the prepayment fee specified in SCHEDULE E.

"Proceeds" means "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any other Credit Party from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority);
(iii) any claim of Borrower or any other Credit Party against third parties (a)
for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark
License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (v) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment
Property and pledged Stock; and (vi) any and all other amounts , rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

"Projections" means as of any date the consolidated and consolidating balance sheet, statements of income and cash flow for Borrower and its Subsidiaries
(including forecasted Capital Expenditures and Net Borrowing Availability) (i)
by month for the next Fiscal Year, and (ii) by year for the following three
Fiscal Years, in each case prepared in a manner consistent with GAAP and accompanied by senior management's discussion and analysis of such plan.

"Proposed Transaction" has the meaning assigned to it in SECTION 9.11.

"Purchase Money Indebtedness" means (i) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (ii) any
Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

"Purchase Money Lien" means any Lien upon any fixed assets that secures the
Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money
Indebtedness.

"Real Property" has the meaning assigned to it in SECTION 3.15.

"Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such
Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

"Requirement of Law" means as to any Person, the Certificate or Articles of
Incorporation and By-Laws or other organizational or governing documents of such
Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

                                      A-13

"Reserves" has the meaning assigned to it in SECTION 1.12.

"Restricted Payment" means: (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower's or any other
Credit Party's Stock; (ii) any payment or distribution made in respect of any subordinated Indebtedness of Borrower or any other Credit Party in violation of any subordination or other agreement made in favor of Lender; (iii) any payment on account of the purchase, redemption, defeasance or other retirement of
Borrower's or any other Credit Party's Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly; other than (a) that arising under this Agreement or (b) interest and principal, when due without acceleration or modification of the amortization as in effect on the Closing Date, under Indebtedness (not including subordinated
Indebtedness, payments of which shall be permitted only in accordance with the terms of the relevant subordination agreement made in favor of Lender) described in DISCLOSURE SCHEDULE (5(B)) or otherwise permitted under SECTION 5(B)(VI);
(iv) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; or (v) any payment of management fees
(or other fees of a similar nature) by any Credit Party under the Management
Services Agreement, or to any Stockholder or Affiliate of such Credit Party;
provided, that no payment to Lender shall constitute a Restricted Payment.

"Revolving Credit Advance" has the meaning assigned to it in SECTION 1.1(A).

"Revolving Credit Loan" means at any time the sum of (i) the aggregate amount of
Revolving Credit Advances then outstanding, plus (ii) the total Letter of Credit
Obligations incurred by Lender and outstanding at such time, plus (iii) the amount of accrued but unpaid interest thereon and Letter of Credit Fees with respect thereto.

"Revolving Credit Note" means the promissory executed by Borrower dated the
Closing Date, substantially in the form of EXHIBIT F.

"Revolving Credit Rate" has the meaning assigned to it in SECTION 1.5(A).

"Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Person, including all computer programs and all supporting information provided in connection with a transaction related to any program.

"Stated Expiry Date" means March 24, 2007.

"Stock" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and
Regulations promulgated by the Securities and Exchange Commission under the
Securities Exchange Act of 1934).

"Stockholder" means each holder of Stock of Borrower or any other Credit Party.

"Subsidiary" means, with respect to any Person, (i) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors (or similar governing body) of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an equity interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or manager or may exercise the powers of a general partner or manager.

                                      A-14

"Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments,
or Investment Property.

"Tangible Net Worth" means, with respect to any Person, at any date, the total assets (excluding any assets attributable to any issuances by such Person of any
Stock after the Closing Date and excluding any intangible assets) minus the total liabilities, in each case, of such Person at such date determined in accordance with GAAP.

"Taxes" means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

"Termination Date" means the date on which all Obligations under this Agreement are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have funded such amounts in cash in full into the Cash Collateral Account), and
Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

"Trademark License" means rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or
Trademark registration.

"Trademarks" means all of the following now owned or hereafter adopted or acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof; (ii) all reissues, extensions or renewals thereof; and (iii) all goodwill associated with or symbolized by any of the foregoing.

"Transaction Summary" means the Transaction Summary set forth in the Recitals to this Agreement.

"Unused Line Fee" has the meaning assigned to it in SCHEDULE E.

"Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this
Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein,"
"hereof" and "hereunder" or other words of similar import refer to this
Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof)

                                      A-15

shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (e) all references in this Agreement or in the Schedules to this
Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (f) all references to any instruments or agreements, including references to any of the
Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                                      A-16

                        SCHEDULE B - ADDRESS FOR NOTICES

Lender's Address
----------------

Name:             General Electric Capital Corporation
Address:          201 Merritt 7
                  Norwalk, CT  06856
Attention:        Account Manager (KES)
Telephone:        (203) 956-4206
Facsimile:        (203) 956-4250

Borrower's and each other Credit Party's Address
------------------------------------------------

Name:             KES Acquisition Company, LLC
Address:          c/o Libra Securities, LLC
                  11766 Wilshire Blvd., #870
                  Los Angeles, CA 90025
Attention:        Mr. David Wang, CFO
Telephone:        (310) 996-9576
Facsimile:        (310) 996-9590

                                      B-1

                         SCHEDULE C - LETTERS OF CREDIT

1. Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of
Credit issued on terms acceptable to Lender and supporting obligations of
Borrower incurred in the ordinary course of Borrower's business, in order to support the payment of Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Borrower shall request by written notice to Lender that is received by Lender not less than five Business Days prior to the requested date of issuance of any such
Letter of Credit; provided, that: (a) that the aggregate amount of all Letter of
Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed $3,000,000; (b) no Letter of Credit shall have an expiry date which is later than the Stated Expiry Date or one year following the date of issuance thereof; and (c) Lender shall be under no obligation to incur any Letter of Credit Obligation if after giving effect to the incurrence of such
Letter of Credit Obligation, the Net Borrowing Availability would be less than zero. The maximum amount payable in respect of each Letter of Credit requested by Borrower will be guaranteed by Lender in favor of the issuing bank under terms of a separate agreement between Lender and the issuing bank. Borrower will enter into an application and agreement for such Letter of Credit with the issuing bank selected by Lender (which may be an Affiliate of Lender). The bank that issues any Letter of Credit pursuant to this Agreement shall be determined by Lender in its sole discretion.

2. The notice to be provided to Lender requesting that Lender incur Letter of
Credit Obligations shall be in the form of a Letter of Credit application in the form customarily employed by the issuing bank, together with a written request by Borrower and the bank that Lender approve Borrower's application. Upon receipt of such notice Lender shall establish a Reserve against the Borrowing
Availability in the amount of 100% of the face amount of the Letter of Credit
Obligation to be incurred. Approval by Lender in the written form agreed upon between Lender and the issuing bank (a) will authorize the bank to issue the requested Letter of Credit, and (b) will conclusively establish the existence of the Letter of Credit Obligation as of the date of such approval.

3. In the event that Lender shall make any payment on or pursuant to any Letter of Credit Obligation, Borrower shall be unconditionally obligated to reimburse
Lender therefor, and such payment shall then be deemed to constitute a Revolving
Credit Advance. For purposes of computing interest under SECTION 1.5, a
Revolving Credit Advance made in satisfaction of a Letter of Credit Obligation shall be deemed to have been made as of the date on which the issuer or endorser makes the related payment under the underlying Letter of Credit.

4. In the event that any Letter of Credit Obligations, whether or not then due or payable, shall for any reason be outstanding on the Commitment Termination
Date, Borrower will either (a) cause the underlying Letter of Credit to be returned and canceled and each corresponding Letter of Credit Obligation to be terminated, or (b) pay to Lender, in immediately available funds, an amount equal to 105% of the maximum amount then available to be drawn under all Letters of Credit not so returned and canceled to be held by Lender as cash collateral in an account under the exclusive dominion and control of Lender (the "Cash
Collateral Account").

5. In the event that Lender shall incur any Letter of Credit Obligations,
Borrower agrees to pay the Letter of Credit Fee to Lender as compensation to
Lender for incurring such Letter of Credit Obligations. In addition, Borrower shall reimburse Lender for all fees and charges paid by Lender on account of any such Letters of Credit or Letter of Credit Obligations to the issuing bank.

6. Borrower's Obligations to Lender with respect to any Letter of Credit or
Letter of Credit Obligation shall be evidenced by Lender's records and shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by (a) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or Letter of Credit
Obligation; (b) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of
Credit or Letter of Credit Obligation; (c) the existence of any claim, set-off, defense or other right which Borrower or any other Credit Party may have against
Lender, the issuer or beneficiary of such Letter of Credit, or any other Person, whether in connection with this Agreement, any other Loan

                                      C-1

Document or such Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (d) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other document presented under or delivered in connection with such Letter of Credit or any other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect.

7. In addition to any other indemnity obligations which Borrower may have to
Lender under this Agreement and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Lender from and to hold Lender harmless against any and all claims, liabilities, losses, costs and expenses
(including, attorneys' fees and expenses) which Lender may (other than as a result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of or payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation or
(b) any suit, investigation or proceeding as to which Lender is or may become a party as a consequence, directly or indirectly, of the issuance of any Letter of
Credit, the incurring of any Letter of Credit Obligation or any payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation. The
obligations of Borrower under this paragraph shall survive any termination of this Agreement and the payment in full of the Obligations.

8. Borrower hereby assumes all risks of the acts, omissions or misuse of each
Letter of Credit by the beneficiary or issuer thereof and, in connection therewith, Lender shall not be responsible (a) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with any drawing under any Letter of Credit even if it should in fact prove in any respect to be invalid, insufficient, inaccurate, untrue, fraudulent or forged;
(b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, even if it should prove to be invalid or ineffective for any reason; (c) for the failure of any issuer or beneficiary of any Letter of Credit to comply fully with the terms thereof, including the conditions required in order to effect or pay a drawing thereunder; (d) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise;
(e) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under any Letter of Credit; or (f) for any consequences arising from causes beyond the direct control of Lender.

                                       C-2

                          SCHEDULE D - CASH MANAGEMENT

Borrower agrees to establish, and to maintain, until the Termination Date, the cash management system described below:

1. No Corporate Credit Party: (a) shall (nor shall it permit any of its
Subsidiaries to) open or maintain any deposit, checking, operating or other bank account, or similar money handling account, with any bank or other financial institution except for those accounts identified in ATTACHMENT I hereto (to include a petty cash account not to exceed $5,000 during any Fiscal Month, and a payroll account not to exceed an amount equal to one regular payroll at any time); and (b) shall close or permit to be closed any of the accounts listed in
ATTACHMENT I hereto, in each case without Lender's prior written consent, and then only after such Credit Party has implemented agreements with such bank or financial institution and Lender acceptable to Lender.

2. Commencing on the Closing Date and until the Termination Date, each Corporate
Credit Party shall cause to be directly deposited promptly all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral (including proceeds from the
Sale/Leaseback Transaction and from the Melt Shop Sale) into lock boxes or lock box accounts in such Credit Party's or Lender's name (collectively, the "Lock
Box Accounts") set forth in PARAGRAPH 1 of ATTACHMENT I hereto, and commencing on the Funding Date and until the Termination Date, (a) all amounts in the Lock
Box Accounts shall be swept daily by wire transfer to the Collection Account, and (b) the daily sweeps received in the Collection Account shall be applied pursuant to SECTION 1.9.

3. On or before the Funding Date, each bank at which the Lock Box Accounts are held shall have entered into tri-party lock box agreements (the "Lock Box
Account Agreements") with Lender and the applicable Credit Party, in form and substance acceptable to Lender. Each such Lock Box Account Agreement shall provide, among other things, that (a) such bank executing such agreement has no rights of setoff or recoupment or any other claim against such Lock Box Account, other than for payment of its service fees and other charges directly related to the administration of such account, and (b) such bank agrees to sweep on a daily basis all amounts in the Lock Box Account to the Collection Account.

4. On the Funding Date, the lock box arrangements shall immediately become operative at the banks at which the Lock Box Accounts are maintained. Borrower acknowledges that it shall have no right to gain access to any of the moneys in the Lock Box Accounts from the Funding Date until after the Termination Date.

5. Borrower may maintain, in its name, accounts (the "Disbursement Accounts") at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to SECTION 1.1 for use solely in accordance with the provisions of SECTION 1.3. All of the
Disbursement Accounts as of the Closing Date are listed in PARAGRAPH 2 of
ATTACHMENT I hereto.

6. Upon the request of Lender, each Corporate Credit Party shall forward to
Lender, on a daily basis, evidence of the deposit of all items of payment received by such Credit Party into the Lock Box Accounts and copies of all such checks and other items, together with a statement showing the application of those items relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to
Lender.

                                       D-1

                           ATTACHMENT I TO SCHEDULE D

LIST OF BANK ACCOUNTS

         1.       LOCK BOX ACCOUNTS.

                           Comerica Bank
                           9777 Wilshire Blvd., 4th Floor
                           Beverly Hills, CA 90212

         2.       DISBURSEMENT ACCOUNTS.

                           Comerica Bank
                           9777 Wilshire Blvd., 4th Floor
                           Beverly Hills, CA 90212

         3.       PETTY CASH ACCOUNT (NOT TO EXCEED $5,000).

                           None.

         4.       PAYROLL ACCOUNT (NOT TO EXCEED ONE REGULAR PAYROLL).

                           Comerica Bank
                           9777 Wilshire Blvd., 4th Floor
                           Beverly Hills, CA 90212

         5.       MEDICAL BENEFITS ACCOUNT (ZBA)

                           Comerica Bank
                           9777 Wilshire Blvd., 4th Floor
                           Beverly Hills, CA 90212

                                       D-2

                                SCHEDULE E - FEES

1. UNUSED LINE FEE: For each day from the Closing Date, and through and including the Termination Date, an amount equal to the Maximum Amount less the
Revolving Credit Loan for such day multiplied by 0.25%, the product of which is then divided by 360. The Unused Line Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the Closing Date; the final monthly installment of the Unused
Line Fee is payable on the Termination Date. Notwithstanding the foregoing, any unpaid Unused Line Fee is immediately due and payable on the Commitment
Termination Date.

2. LETTER OF CREDIT FEE: For each day for which Lender maintains Letter of
Credit Obligations outstanding, an amount equal to the amount of the Letter of
Credit Obligations outstanding on such day, multiplied by 3.0%, the product of which is then divided by 360. The Letter of Credit Fee incurred for each month is payable at the same time each payment of the Unused Line Fee is due.
Notwithstanding the foregoing, any unpaid Letter of Credit Fee is immediately due and payable on the Commitment Termination Date.

3. FUNDING FEE; FACILITY FEE: A non-refundable funding fee of $150,000, payable and fully earned on the Funding Date (the "Funding Fee"). A fully earned and non-refundable facility fee of $75,000 per annum, payable in advance on the
Closing Date and on each anniversary thereof.

4. PREPAYMENT FEE:
An amount equal to the Maximum Amount multiplied by:

         2.0% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by
Borrower, upon Default or otherwise) on or after the Closing Date and on or before the first anniversary of the Closing Date, payable on the Commitment
Termination Date;

         1.50% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by
Borrower, upon Default or otherwise) after the first anniversary of the Closing
Date and on or before the second anniversary of the Closing Date, payable on the
Commitment Termination Date; or

         1.0% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by
Borrower, upon Default or otherwise) after the second anniversary of the Closing
Date and on or before the Stated Expiry Date, payable on the Commitment
Termination Date.

Borrower acknowledges and agrees that (i) it would be difficult or impractical to calculate Lender's actual damages from early termination of Lender's obligation to make further Revolving Credit Advances and incur additional Letter of Credit Obligations for any reason pursuant to SECTION 1.2(C) or SECTION 7.2,
(ii) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (iii) the Prepayment Fees are not intended to be penalties.

5. AUDIT FEES: Borrower will reimburse Lender at the rate of $750 per person per day, plus out of pocket expenses, for the audit reviews, field examinations and collateral examinations conducted by Lender.

                                       E-1

                       SCHEDULE F - SCHEDULE OF DOCUMENTS

                                [TO BE ATTACHED]

                                       F-1

                        SCHEDULE G - FINANCIAL COVENANTS

1. Fixed Charge Coverage Ratio. Borrower and its Subsidiaries on a consolidated basis shall have at the end of each Fiscal Quarter (commencing with the Fiscal
Quarter ending March 31, 2005), a Fixed Charge Coverage Ratio of not less than
1.50:1 for the Fiscal Quarter then ended.

2. Free Cash Flow. Borrower and its Subsidiaries on a consolidated basis shall have, as of the end of each of the following Fiscal Months, Free Cash Flow of not less than the following amounts, in each case for that portion of the current Fiscal Year:

                    Fiscal Month                    Free Cash Flow
                    ------------                    --------------
                    February 2004                    $<1,679,000>
                     March 2004                      $<2,359,000>
                     April 2004                      $<2,810,000>
                      May 2004                       $<2,892,000>
                      June 2004                      $<2,530,000>
                      July 2004                      $<2,125,000>
                     August 2004                     $<1,558,000>
                   September 2004                     $<888,000>
                    October 2004                      $<31,000>
                    November 2004                      $839,000
                    December 2004                     $1,604,000

3. Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make aggregate Capital Expenditures as of the end of each Fiscal
Month, beginning with the Fiscal Month ending February 29, 2004 through the
Fiscal Month ending December 31, 2004, in each case for the 12-Fiscal Month period then ended, in excess of $600,000.

4. Cash Capex. Borrower and its Subsidiaries on a consolidated basis shall not make aggregate Cash Capex in any Fiscal Year (beginning with the Fiscal Year ending December 31, 2005), in excess of $500,000.

                                       G-1

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment")
is entered into as of May 19, 2004, by and among KES ACQUISITION COMPANY, LLC, a
Delaware limited liability company doing business as Kentucky Electric Steel,
LLC and KESI ("Borrower"), any other Credit Party executing this Amendment, and
GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS

         A.   Pursuant to the Loan and Security Agreement dated as of March 24,
2004, by and among Borrower, the other Credit Parties party thereto, and Lender
(the "Loan Agreement"), Lender is providing certain financial accommodations in favor of Credit Parties. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in SCHEDULE A to the Loan
Agreement shall be applied herein as defined and established therein.

         B.   Credit Parties have requested that certain provisions of the Loan
Agreement be amended, and Lender is willing to do so on the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

         Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the
Loan Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of May 18, 2004, the aggregate outstanding principal amount of the Revolving
Credit Loan was $2,701,388.98. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

         2.1  All references to, and the definitions of, "Melt Shop Sale" and
"Equipment Sale/Leaseback Transaction" in the Loan Agreement are hereby deemed to be deleted in their entirety.

         2.2  A new CLAUSE (VII) of SECTION 5(B) of the Loan Agreement is hereby added as follows:

         and (vii) the Melt Shop Financing and the Sideloader Financing.

         2.3  SECTION 6.1(C) of the Loan Agreement is hereby deleted in its entirety.

         2.4  A new SECTION 6.5 is hereby added to the Loan Agreement as follows:

                  6.5 Proceeds of Melt Shop Financing. All cash proceeds of the
         Melt Shop Financing, if any, will be deposited into a restricted deposit account subject to a control agreement in favor of Lender and to which Borrower shall have no

         access until the date Lender receives a written request from Borrower to provide such access, together with Borrower's written certification that (a) average Net Borrowing Availability plus average cash on hand in the Disbursement Accounts for the immediately preceding 10 consecutive days is less than $200,000, and (b) Borrower has previously received a distribution of all amounts previously deposited into a restricted deposit account in accordance with PARAGRAPH (III)
         of the definition of "Funding Date" in SCHEDULE A; provided, that
         Borrower shall not be entitled to any such access at any time an Event of Default has occurred and is continuing. In addition, so long as, at the time of each proposed release set forth below, (1) no Event of
         Default has occurred and is continuing and (2) Net Borrowing
         Availability is not less than $1,000,000 (on a pro forma basis, with trade payables and taxes not more than 60 days past due, and expenses and liabilities being paid in the ordinary course of business, and without acceleration of sales), then (A) 50% of any such proceeds then-remaining in such account shall be released to Borrower after
         Borrower has certified its compliance with all financial covenants tested as of December 31, 2004, (B) 50% of any such proceeds then-remaining in such account shall be released to Borrower after
         Borrower has certified its compliance with all financial covenants tested as of March 31, 2005, and (c) 100% of any such proceeds then-remaining in such account shall be released to Borrower after
         Borrower has certified its compliance with all financial covenants tested as of June 30, 2005.

         2.5  The definitions of "Availability Reserve," and "Borrowing Base"
set forth in SCHEDULE A to the Loan Agreement are hereby deleted in their entirety and the following are substituted therefor:

                  "Availability Reserve" means a reserve in the amount of
         $2,000,000; provided, that so long as no Event of Default has occurred since the Closing Date, such reserve will decrease to: (a) $1,850,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of July 31, 2004; (b) $1,700,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of August 31, 2004; (c)
         $1,500,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of September 30,
         2004; and (d) $1,000,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of June
         30, 2005.

                  "Borrowing Base" means at any time an amount equal to the sum at such time of:

                           (a)   up to 85% of the value (as determined by
         Lender) of Borrower's Eligible Accounts; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the Dilution of Borrower's Accounts over the most recent three months exceeds 5%; plus

                           (b)   (i)   the least of (A) $7,500,000, (B) 65% of
         the value (as determined by Lender) of Borrower's Eligible Inventory
         (other than scrap metal), valued at the lower of cost (on an average cost method) or market, or

                                       2

         (C) 85% of the NOLV of Borrower's Eligible Inventory (other than scrap metal); plus

                           (ii)  the lesser of (A) $1,500,000 and (B) 55% of the
         value (as determined by Lender) of Borrower's Eligible Inventory
         (consisting of scrap metal), valued at the lower of cost (on an average cost method) or market,

         provided that the aggregate amount of Revolving Credit Advances against
         Eligible Inventory at any time may not exceed 60% of the total
         Borrowing Base at such time; less

                           (c)   Reserves established by Lender from time to
         time in its good faith credit judgment.

         2.6  PARAGRAPHS (I) and (J) of the definition of "Eligible Inventory"
set forth in SCHEDULE A to the Loan Agreement are hereby deleted in their entirety and the following are substituted therefor:

              (i) consists of (i) finished goods Inventory on hand for more than 60 days, (ii) billet Inventory on hand in excess of the amount needed to produce finished goods Inventory to fill the next 70 consecutive days of open orders; or (iii) scrap metal Inventory on hand in excess of the amount needed to produce billet Inventory during the next 15 consecutive days at maximum production levels;

              (j) does not consist of (i) scrap metal, (ii) raw materials consisting of billet Inventory, or (iii) finished goods consisting of merchant bar quality (mbq) or special bar quality (sbq) steel bars;

         2.7  CLAUSE (E) of the definition of "Free Cash Flow" set forth in
SCHEDULE A to the Loan Agreement is hereby deleted in its entirety.

         2.8  The following new definitions of "Melt Shop Financing" and
"Sideloader Financing" are hereby added to SCHEDULE A to the Loan Agreement:

                  "Melt Shop Financing" means the financing by an agency of the
         State of Kentucky of the Equipment constituting Borrower's melt shop, located at its steel mini mill, which financing (a) will be in an amount not to exceed $3,000,000, (b) will be secured by a Lien that is limited to such Equipment and the proceeds thereof, (c) will be subject to a permanent standstill so long as an Event of Default has occurred and is continuing, and (d) will otherwise be on terms and conditions satisfactory to Lender in its sole discretion.

                  "Sideloader Financing" means the financing by IDB Leasing,
         Inc. of (a) one used 1997 Baumann Sideloader AS and (b) one new 2002
         Baumann Sideloader GS, in an aggregate amount of not less that
         $352,820, all in accordance with the terms of the Master Security
         Agreement dated May 10, 2004, between Borrower and IDB Leasing, Inc., together with all schedules and exhibits thereto.

         2.9  CLAUSE (XI) of the definition of "Permitted Encumbrances" set forth in SCHEDULE A to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                                       3

         (xi) Liens securing the Melt Shop Financing and the Sideloader
         Financing, respectively, if any; and (xii) Liens in favor of Lender securing the Obligations;

         2.10 PARAGRAPHS 2 and 3 of SCHEDULE G the Loan Agreement are hereby deleted in their entirety and the following is substituted therefor:

              2.  Free Cash Flow. Borrower and its Subsidiaries on a
         consolidated basis shall have, as of the end of each of the following
         Fiscal Months, Free Cash Flow of not less than the following amounts, in each case on a Rolling Period basis:

          ------------------------------ ----------------------------
                  FISCAL MONTH                 FREE CASH FLOW
          ------------------------------ ----------------------------
                    April 2004                  $<1,569,000>
          ------------------------------ ----------------------------
                     May 2004                   $<3,825,000>
          ------------------------------ ----------------------------
                    June 2004                   $<4,485,000>
          ------------------------------ ----------------------------
                    July 2004                   $<4,431,000>
          ------------------------------ ----------------------------
                   August 2004                  $<2,554,000>
          ------------------------------ ----------------------------
                 September 2004                   $211,000
          ------------------------------ ----------------------------
                  October 2004                   $1,798,000
          ------------------------------ ----------------------------
                  November 2004                  $2,770,000
          ------------------------------ ----------------------------
                  December 2004                  $3,173,000
          ------------------------------ ----------------------------

         For purposes of this PARAGRAPH 2, "Rolling Period" means (a) as of the end of any Fiscal Month ending after July 1, 2004, the immediately preceding four Fiscal Months, including the Fiscal Month then ended, and (b) as of the end of any other Fiscal Month, the period from April
         1, 2004, through and including the end of such Fiscal Month.

              3.  Capital Expenditures. Borrower and its Subsidiaries on a
         consolidated basis shall not make aggregate Capital Expenditures as of the end of each Fiscal Month, beginning with the Fiscal Month ending
         April 30, 2004 through the Fiscal Month ending December 31, 2004, in each case for the 12-Fiscal Month period then ended, in excess of
         $700,000; provided, that all Capital expenditures incurred in connection with the restart of Borrower's melt shop, to the extent funded by subordinated Indebtedness, shall be excluded from the calculation under this PARAGRAPH 3.

SECTION 3. CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

         3.1  receipt by Lender of copies of this Amendment duly executed by each Credit Party;

                                       4

         3.2  payment by Borrower to Lender of a $25,000 amendment fee, which fee Borrower acknowledges may be paid as a charge by Lender to the Revolving
Credit Loan in accordance with SECTION 1.9 of the Loan Agreement; and

         3.3  the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

         4.1  Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

         4.2  Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         4.3  Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

         4.4  Recitals. The recitals set forth at the beginning of this
Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

         4.5  Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         4.6  Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan
Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         4.7  No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         4.8  Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       5

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment No. 1 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

                           "BORROWER" and other "CREDIT PARTIES"

                           KES ACQUISITION COMPANY, LLC

                           By: /s/ JESS M. RAVICH
                              ---------------------------------------------
                                    Jess M. Ravich
                                    Chief Executive Officer

                           KES HOLDINGS, LLC

                           By: /s/ JESS M. RAVICH
                              ---------------------------------------------
                                    Jess M. Ravich
                                    Authorized Signatory

                           "LENDER"

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION

                           By: /s/ STEPHEN L. FESTA
                              ---------------------------------------------
                                    Stephen L. Festa
                                    Duly Authorized Signatory

                                       6

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of September 8, 2004, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and
KESI ("Borrower"), any other Credit Party executing this Amendment, and GENERAL
ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to the Loan and Security Agreement dated as of March 24,
2004, by and among Borrower, the other Credit Parties party thereto, and Lender, as amended by the Amendment No. 1 to Loan and Security Agreement dated as of May
19, 2004 (collectively, the "Loan Agreement"), Lender is providing certain financial accommodations in favor of Credit Parties. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in
SCHEDULE A to the Loan Agreement shall be applied herein as defined and established therein.

         B. Credit Parties have requested that certain provisions of the Loan
Agreement be amended, and Lender is willing to do so on the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan
Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of September 8, 2004, the aggregate outstanding principal amount of the
Revolving Credit Loan was $ $12,103,292.21. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

         2.1 The definitions of "Availability Reserve," "Maximum Amount" and
"Revolving Credit Note" set forth in SCHEDULE A to the Loan Agreement are hereby deleted in their entirety and the following are substituted therefor:

                  "Availability Reserve" means a reserve in the amount of
         $2,000,000; provided, that so long as no Event of Default has occurred since the Closing Date, such reserve will decrease to: (a) $1,850,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of July 31, 2004; (b) $1,700,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of August 31, 2004; (c)
         $1,500,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of September 30,
         2004; and

         (d) $1,000,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of June
         30, 2005; and further provided, that at all times from the Amendment
         No. 2 Closing Date through and including September 24, 2004, and for so long as no Event of Default has occurred and is continuing, the
         "Availability Reserve" otherwise in effect shall be reduced by an additional $1,100,000. The parties acknowledge that as of the Amendment
         No. 2 Closing Date, the "Availability Reserve" is $750,000.

                  "Maximum Amount" means: (a) at all times from the Amendment
         No. 2 Closing Date through and including October 3, 2004, $16,853,000;
         (b) at all times from October 4, 2004, through and including October
         24, 2004, $16,353,000; (c) at all times from October 25, 2004, through and including October 31, 2004, $15,853,000; and (d) at all other times, $15,000,000.

                  "Revolving Credit Note" means the Amended and Restated
         Promissory Note dated the Amendment No. 2 Closing Date, executed by
         Borrower in favor Lender.

         2.2 The following new definition of "Amendment No. 2 Closing Date" is hereby added to SCHEDULE A to the Loan Agreement:

         "Amendment No. 2 Closing Date" means September 8, 2004.

         2.3 PARAGRAPH 2 of SCHEDULE G to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           2. Free Cash Flow. Borrower and its Subsidiaries on a
         consolidated basis shall have, as of the end of each of the following
         Fiscal Months, Free Cash Flow of not less than the following amounts, in each case on a Rolling Period basis:

           ------------------------------ ----------------------------
           FISCAL MONTH FREE CASH FLOW
           ------------------------------ ----------------------------
                     April 2004                   $<1,569,000>
           ------------------------------ ----------------------------
                      May 2004                    $<3,825,000>
           ------------------------------ ----------------------------
                      June 2004                   $<4,484,000>
           ------------------------------ ----------------------------
                      July 2004                   $<4,430,000>
           ------------------------------ ----------------------------
                     August 2004                  $<4,123,000>
           ------------------------------ ----------------------------
                   September 2004                 $<3,614,000>
           ------------------------------ ----------------------------
                    October 2004                  $<2,687,000>
           ------------------------------ ----------------------------
                    November 2004                 $<1,661,000>
           ------------------------------ ----------------------------
                    December 2004                 $<2,511,000>
           ------------------------------ ----------------------------

         For purposes of this PARAGRAPH 2, "Rolling Period" means, as of the end of each Fiscal Month, the period from April 1, 2004, through and including the end of such Fiscal Month.

                                       2

SECTION 3. CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

         3.1 receipt by Lender of copies of this Amendment duly executed by each
Credit Party;

         3.2 receipt by Lender of a duly executed Amended and Restated
Promissory Note in the form attached hereto as EXHIBIT 3.2;

         3.3 receipt by Lender of a duly executed Secretarial Certificate in the form attached hereto as EXHIBIT 3.3;

         3.4 receipt by Borrower in the Disbursement Account of not less than
$2,500,000 in cash from Atacama Capital Holdings, Ltd., Ravich Revocable Trust of 1989 and Libra Securities Holdings, LLC, collectively, in the form of new equity or subordinated indebtedness on terms and conditions satisfactory to
Lender;

         3.5 receipt by Lender of a duly executed Amendment No. 2 to
Intercreditor and Subordination Agreement in the form attached hereto as EXHIBIT
3.5;

         3.6 payment by Borrower to Lender of a $25,000 amendment fee, which fee
Borrower acknowledges may be paid as a charge by Lender to the Revolving Credit
Loan in accordance with SECTION 1.9 of the Loan Agreement; and

         3.7 the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

         4.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

         4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

         4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

         4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         4.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each

                                       3

reference in the other Loan Documents to the Loan Agreement, "thereunder,"
"thereof," or words of like import shall mean and be a reference to the Loan
Agreement as amended hereby.

         4.7 No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         4.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       4

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment No. 2 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

                                           "BORROWER" and other "CREDIT PARTIES"

                                            KES ACQUISITION COMPANY, LLC

                                            By: /s/  JESS M. RAVICH
                                               ---------------------------------
                                                     Jess M. Ravich
                                                     Chief Executive Officer

                                            KES HOLDINGS, LLC

                                            By: /s/ JESS M. RAVICH
                                               ---------------------------------
                                                     Jess M. Ravich
                                                     Authorized Signatory

                                            "LENDER"

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By: /s/ STEPHEN L. FESTA
                                               ---------------------------------
                                                     Stephen L. Festa
                                                     Duly Authorized Signatory

                                       5

                                   EXHIBIT 3.2

               FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE
                                 (See Attached)

                                   EXHIBIT 3.3

                         FORM OF SECRETARIAL CERTIFICATE
                                 (See Attached)

                                   EXHIBIT 3.5

                                     FORM OF
          AMENDMENT NO. 2 TO INTERCREDITOR AND SUBORDINATION AGREEMENT
                                 (See Attached)

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of October 6, 2004, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and
KESI ("Borrower"), any other Credit Party executing this Amendment, and GENERAL
ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS

     A. Pursuant to the Loan and Security Agreement dated as of March 24, 2004, by and among Borrower, the other Credit Parties party thereto, and Lender, as amended by the Amendment No. 1 to Loan and Security Agreement dated as of May
19, 2004, and the Amendment No. 2 to Loan and Security Agreement dated as of
September 8, 2004 (collectively, the "Loan Agreement"), Lender is providing certain financial accommodations in favor of Credit Parties. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in SCHEDULE A to the Loan Agreement shall be applied herein as defined and established therein.

     B. Credit Parties have requested that certain provisions of the Loan
Agreement be amended, and Lender is willing to do so on the terms and conditions specified herein.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

     Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan
Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of October 6, 2004, the aggregate outstanding principal amount of the Revolving
Credit Loan was $16,471,031.70. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

     2.1 The definitions of "Availability Reserve," "Borrowing Base," "Maximum
Amount" and "Revolving Credit Note" set forth in SCHEDULE A to the Loan
Agreement are hereby deleted in their entirety and the following are substituted therefor:

          "Availability Reserve" means a reserve in the amount of $2,000,000;
     provided, that so long as no Event of Default has occurred since the
     Closing Date, such reserve will decrease to: (a) $1,850,000 on the date
     Lender receives the certification of Borrower's compliance with all financial covenants tested as of July 31, 2004; (b) $1,700,000 on the date
     Lender receives the certification of Borrower's compliance with all financial covenants tested as of August 31, 2004;

     (c) $1,500,000 on the date Lender receives the certification of Borrower's compliance with all financial covenants tested as of September 30, 2004;
     and (d) $1,000,000 on the date Lender receives the certification of
     Borrower's compliance with all financial covenants tested as of June 30,
     2005. Notwithstanding the generality of the foregoing, at all times from the Amendment No. 3 Closing Date through and including October 15, 2004, and for so long as no Event of Default has occurred and is continuing,
     "Availability Reserve" means a reserve in the amount of $700,000.

          "Borrowing Base" means at any time an amount equal to the sum at such time of:

          (a) up to 85% of the value (as determined by Lender) of Borrower's
     Eligible Accounts; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the
     Dilution of Borrower's Accounts over the most recent three months exceeds
     5%; plus

          (b) (i) the least of (A) $8,500,000, (B) 65% of the value (as determined by Lender) of Borrower's Eligible Inventory (other than scrap metal), valued at the lower of cost (on an average cost method) or market, or (C) 85% of the NOLV of Borrower's Eligible Inventory (other than scrap metal); plus

               (ii) the lesser of (A) $1,500,000 and (B) 55% of the value (as determined by Lender) of Borrower's Eligible Inventory (consisting of scrap metal), valued at the lower of cost (on an average cost method) or market,

     provided that the aggregate amount of Revolving Credit Advances against
     Eligible Inventory at any time may not exceed 60% of the total Borrowing
     Base at such time; less

          (c) Reserves established by Lender from time to time in its good faith credit judgment.

          "Maximum Amount" means: (a) at all times from the Amendment No. 3
     Closing Date through and including October 15, 2004, $18,000,000; and (b)
     at all other times, $15,000,000.

          "Revolving Credit Note" means the Second Amended and Restated
     Promissory Note dated the Amendment No. 3 Closing Date, executed by
     Borrower in favor Lender.

     2.2 The following new definition of "Amendment No. 3 Closing Date" is hereby added to SCHEDULE A to the Loan Agreement:

          "Amendment No. 2 Closing Date" means October 6, 2004.

SECTION 3. CONDITIONS TO EFFECTIVENESS

     The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

     3.1 receipt by Lender of copies of this Amendment duly executed by each
Credit Party;

                                       2

     3.2 receipt by Lender of a duly executed Amended and Restated Promissory
Note in the form attached hereto as EXHIBIT 3.2;

     3.3 receipt by Lender of a duly executed Secretarial Certificate in the form attached hereto as EXHIBIT 3.3;

     3.4 the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

     4.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

     4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

     4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

     4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this
Amendment.

     4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     4.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan
Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     4.7 No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     4.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       3

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment
No. 3 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

                                           "BORROWER" and other "CREDIT PARTIES"

                                           KES ACQUISITION COMPANY, LLC

                                           By: /s/ JESS M. RAVICH
                                               ---------------------------------
                                               Jess M. Ravich
                                               Chief Executive Officer

                                           KES HOLDINGS, LLC

                                           By: /s/ JESS M. RAVICH
                                               ---------------------------------
                                               Jess M. Ravich
                                               Authorized Signatory

                                           "LENDER"

                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION

                                           By: /s/ STEPHEN L. FESTA
                                               ---------------------------------
                                               Stephen L. Festa
                                               Duly Authorized Signatory

                                       4

                                   EXHIBIT 3.2
                                   -----------

            FORM OF SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

                                 (See Attached)

                                       5

                                   EXHIBIT 3.3
                                   -----------

                         FORM OF SECRETARIAL CERTIFICATE

                                 (See Attached)

                                       6

                                October 15, 2004

KES Acquisition Company, LLC
c/o Libra Securities, LLC
11766 Wilshire Blvd., #870
Los Angeles, CA 90025
Attention:  Mr. David Wang, CFO

                  Re:      Amendment No. 4 to Loan and Security Agreement
                           ----------------------------------------------

Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of March 24, 2004, by and between KES Acquisition Company, LLC ("Borrower"), the other Credit Parties party thereto, and General Electric Capital Corporation, a
Delaware corporation ("Lender"), as amended by the Amendment No. 1 to Loan and
Security Agreement dated as of May 19, 2004, the Amendment No. 2 to Loan and
Security Agreement dated as of September 8, 2004, and the Amendment No. 3 to
Loan and Security Agreement dated as of October 6, 2004 (collectively, the "Loan
Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

                  Effective upon our receipt of a copy of this letter
countersigned by Borrower and the other Credit Parties, the Loan Agreement shall be amended as follows:

                           1. The reference to "October 15, 2004" in the
         definition of "Availability Reserve" set forth in SCHEDULE A to the
         Loan Agreement shall hereafter be deemed to be a reference to "October
         29, 2004."

                           2. The reference to "October 15, 2004" in the
         definition of "Maximum Amount" set forth in SCHEDULE A to the Loan
         Agreement shall hereafter be deemed to be a reference to "October 29,
         2004."

                  Except as modified pursuant hereto, no other changes or
modifications to the Loan Agreement or the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan
Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this letter and the other Loan Documents, the terms of this letter shall control. The Loan Agreement and this letter shall be read and construed as one agreement. This letter may be executed in any number of counterparts, but all of such counterparts shall together

constitute but one and the same agreement. Any signature delivered by a party by facsimile shall be deemed to be an original signature hereto.

                  The execution, delivery, and effectiveness of this letter
shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan
Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this letter, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter where indicated below and returning it to the undersigned.

                                            Very truly yours,

                                            "LENDER"
                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By: /s/ STEPHEN L. FESTA
                                               ---------------------------------
                                                   Stephen L. Festa
                                                   Duly Authorized Signatory

AGREED TO AND ACCEPTED BY:

"BORROWER" and the other "CREDIT PARTIES"

KES ACQUISITION COMPANY, LLC

By: /s/ JESS M. RAVICH
   ---------------------------------
       Jess M. Ravich
       Chief Executive Officer

KES HOLDINGS, LLC

By: /s/ JESS M. RAVICH
   ---------------------------------
       Jess M. Ravich
       Authorized Signatory

                                October 29, 2004

KES Acquisition Company, LLC
c/o Libra Securities, LLC
11766 Wilshire Blvd., #870
Los Angeles, CA 90025
Attention:  Mr. David Wang, CFO

               Re:   Amendment No. 5 to Loan and Security Agreement

Gentlemen:

     Reference is made to the Loan and Security Agreement dated as of March 24,
2004, by and between KES Acquisition Company, LLC ("Borrower"), the other Credit
Parties party thereto, and General Electric Capital Corporation, a Delaware
corporation ("Lender"), as amended by the Amendment No. 1 to Loan and Security
Agreement dated as of May 19, 2004, the Amendment No. 2 to Loan and Security
Agreement dated as of September 8, 2004, the Amendment No. 3 to Loan and
Security Agreement dated as of October 6, 2004, and the Amendment No. 4 to Loan and Security Agreement dated October 15, 2004 (collectively, the "Loan
Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     Effective upon our receipt of a copy of this letter countersigned by
Borrower and the other Credit Parties, the Loan Agreement shall be amended as follows:

         1. The reference to "October 29, 2004" in the definition of
     "Availability Reserve" set forth in SCHEDULE A to the Loan Agreement shall hereafter be deemed to be a reference to "November 15, 2004."

         2. The reference to "October 29, 2004" in the definition of "Maximum
     Amount" set forth in SCHEDULE A to the Loan Agreement shall hereafter be deemed to be a reference to "November 15, 2004."

     Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement or the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this letter and the other Loan Documents, the terms of this letter shall control. The
Loan Agreement and this letter shall be read and construed as one agreement.
This

KES Acquisition Company, LLc
October 29, 2004

letter may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Any signature delivered by a party by facsimile shall be deemed to be an original signature hereto.

     The execution, delivery, and effectiveness of this letter shall not (a)
limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b)
constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this letter, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter where indicated below and returning it to the undersigned.

                                            Very truly yours,

                                            "LENDER"

                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By: /s/ STEPHEN L. FESTA
                                               ---------------------------------
                                                  Stephen L. Festa
                                                  Duly Authorized Signatory

AGREED TO AND ACCEPTED BY:

"BORROWER" and the other "CREDIT PARTIES"

KES ACQUISITION COMPANY, LLC

By: /s/ JESS M. RAVICH
   -------------------------------
     Jess M. Ravich
     Chief Executive Officer

KES HOLDINGS, LLC

By: /s/ JESS M. RAVICH
   -------------------------------
     Jess M. Ravich
     Authorized Signatory

                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of November 8, 2004, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and
KESI ("Borrower"), any other Credit Party executing this Amendment, and GENERAL
ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to the Loan and Security Agreement dated as of March 24,
2004, by and among Borrower, the other Credit Parties party thereto, and Lender, as amended by the Amendment No. 1 to Loan and Security Agreement dated as of May
19, 2004, the Amendment No. 2 to Loan and Security Agreement dated as of
September 8, 2004, the Amendment No. 3 to Loan and Security Agreement dated as of October 6, 2004, the Amendment No. 4 to Loan and Security Agreement dated
October 15, 2004, and the Amendment No. 5 to Loan and Security Agreement dated
October 29, 2004 (collectively, the "Loan Agreement"), Lender is providing certain financial accommodations in favor of Credit Parties. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in SCHEDULE A to the Loan Agreement shall be applied herein as defined and established therein.

         B. Borrower has informed Lender that an Event of Default has occurred and is continuing under SECTION 7.1(B) of the Loan Agreement as a result of
Borrower's failure to achieve Free Cash Flow of not less than $<3,614,000> for the period ending September 30, 2004, as required under PARAGRAPH 2 of SCHEDULE
G to the Loan Agreement (the "Existing Default").

         C. Credit Parties have requested that Lender waive the Existing Default and that certain provisions of the Loan Agreement be amended, and Lender is willing to so waive and amend on the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        RATIFICATION OF LOAN DOCUMENTS

         Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the
Loan Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of November 3, 2004, the aggregate outstanding principal amount of the Revolving
Credit Loan was $13,194,791.08. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2.        AMENDMENT TO LOAN AGREEMENT

         2.1 The Free Cash Flow covenant set forth at PARAGRAPH 2 of SCHEDULE G to the Loan Agreement is hereby deleted in its entirety.

         2.2 The Fixed Charge Coverage Ratio covenant set forth at PARAGRAPH 1 of SCHEDULE G to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  1. Fixed Charge Coverage Ratio. Borrower and its Subsidiaries
         on a consolidated basis shall have for each period set forth below a
         Fixed Charge Coverage Ratio of not less than the following:

             --------------------------------------------------------------
                                  Period                           Ratio
             --------------------------------------------------------------
             Fiscal Month ending 10/31/04                        2.0 to 1.0
             --------------------------------------------------------------
             Fiscal Month ending 11/30/04                       1.25 to 1.0
             --------------------------------------------------------------
             Two Fiscal Months ending 11/30/04                   2.0 to 1.0
             --------------------------------------------------------------
             Fiscal Month ending 12/31/04                       1.25 to 1.0
             --------------------------------------------------------------
             Rolling Period ending 12/31/04                      2.0 to 1.0
             --------------------------------------------------------------
             Rolling Period ending 3/31/05                       1.5 to 1.0
             --------------------------------------------------------------
             Rolling Period ending 6/30/05                       1.5 to 1.0
             --------------------------------------------------------------
             Rolling Period ending 9/30/05                       1.5 to 1.0
             --------------------------------------------------------------
             Rolling Period ending as of the end of each        1.25 to 1.0
             Fiscal Quarter thereafter
             --------------------------------------------------------------

         For purposes of this PARAGRAPH 1, "Rolling Period" means (a) with respect to any Fiscal Quarter ending after July 1, 2005, the immediately preceding 12 Fiscal Months, including the Fiscal Month then ended, and (b) with respect to any other Fiscal Quarter, the period from October 1, 2004, through and including the end of such Fiscal
         Quarter.

         2.3 The definitions of "Availability Reserve," "Maximum Amount" and
"Revolving Credit Note" set forth in SCHEDULE A to the Loan Agreement are hereby deleted in their entirety and the following are substituted therefor:

                  "Availability Reserve" means a reserve in the amount of
         $500,000 beginning on the Amendment No. 6 Closing Date, which reserve will increase by $100,000 on the first day of each calendar month beginning on December 1, 2004, through and including November 1, 2005, so that as of November 1, 2005, and at all times thereafter, the
         "Availability Reserve" will be in an amount of $1,700,000.
         Notwithstanding the generality of the foregoing: (a) in the event that
         Borrower and its Subsidiaries on a consolidated basis shall have for the six Fiscal Months ending June 30, 2005, a Fixed Charge Coverage
         Ratio of not less than 1.25 to 1.0, then, as of the date that Borrower delivers its monthly Financial Statements in accordance with SECTION
         4.1(D) evidencing the need for such a decrease, and at all times thereafter; the "Availability Reserve" will be in an amount of
         $1,100,000; and (b) in the event that Borrower and its Subsidiaries on a consolidated basis shall have for the Fiscal Year ending December 31,
         2005, EBITDA of not less than $10,725,000, then, as of the date that
         Borrower delivers

                                       2

         its audited Financial Statements in accordance with SECTION 4.1(E)
         evidencing the need for such a decrease, and at all times thereafter;
         the "Availability Reserve" will be in the amount of $500,000.

                  "Maximum Amount" means $23,000,000; provided, that in the
         event Borrower achieves EBITDA of not less than $1,225,000 for the
         Fiscal Quarter ending December 31, 2004, the "Maximum Amount" will be
         $25,000,000 beginning as of the date that Borrower delivers its monthly
         Financial Statements in accordance with SECTION 4.1(D) evidencing such
         EBITDA, and at all times thereafter.

                  "Revolving Credit Note" means the Third Amended and Restated
         Promissory Note dated as of the Amendment No. 6 Closing Date, in the maximum principal amount of $25,000,000, executed by Borrower in favor of Lender.

         2.4 The following new definition of "Amendment No. 6 Closing Date" is hereby added to SCHEDULE A to the Loan Agreement:

                  "Amendment No. 6 Closing Date" means November 8, 2004.

SECTION 3.  SECTION 3. WAIVER OF EXISTING DEFAULT

         At Credit Parties' request, Lender hereby waives the Existing Default, which waiver does not apply for any subsequent period or for any other Default or Event of Default.

SECTION 4.        CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

         4.1 receipt by Lender of copies of this Amendment duly executed by each
Credit Party;

         4.2 receipt by Lender of a duly executed Third Amended and Restated
Promissory Note in the form attached hereto as EXHIBIT 4.2;

         4.3 receipt by Lender of a duly executed Secretarial Certificate in the form attached hereto as EXHIBIT 4.3;

         4.4 payment by Borrower to Lender of a $100,000 amendment fee, which fee Borrower acknowledges may be paid as a charge by Lender to the Revolving
Loan in accordance with SECTION 1.9 of the Loan Agreement; and

         4.5 the absence of any Default or Event of Default (other than the
Existing Default).

SECTION 5.        MISCELLANEOUS

         5.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

         5.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

                                       3

Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         5.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

         5.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

         5.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         5.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan
Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         5.7 No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         5.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       4

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment No. 6 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

                                           "BORROWER" and other "CREDIT PARTIES"

                                           KES ACQUISITION COMPANY, LLC

                                           By: /s/ JESS M. RAVICH
                                              ---------------------------------
                                                    Jess M. Ravich
                                                    Chief Executive Officer

                                           KES HOLDINGS, LLC

                                           By: /s/ JESS M. RAVICH
                                              ---------------------------------
                                                    Jess M. Ravich
                                                    Authorized Signatory

                                           "LENDER"

                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION

                                           By: /s/ STEPHEN L. FESTA
                                              ---------------------------------
                                                    Stephen L. Festa
                                                    Duly Authorized Signatory

                                       5

                 AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of February 28, 2005, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and
KESI ("Borrower"), ATACAMA KES HOLDING CORPORATION, a Delaware corporation
("Atacama Holdings"), YOUTHSTREAM ACQUISITION CORP., a Delaware corporation
("YouthStream Acquisition") (Borrower, Atacama Holdings and YouthStream
Acquisition are collectively referred to as "Credit Parties" and individually as a "Credit Party"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware
corporation ("Lender").

                                    RECITALS

     A. Borrower, KES Holdings, LLC, a Delaware limited liability company ("KES
Holdings"), and Lender are parties to the Loan and Security Agreement dated as of March 24, 2004, as amended by the Amendment No. 1 to Loan and Security
Agreement dated as of May 19, 2004, the Amendment No. 2 to Loan and Security
Agreement dated as of September 8, 2004, the Amendment No. 3 to Loan and
Security Agreement dated as of October 6, 2004, the Amendment No. 4 to Loan and
Security Agreement dated October 15, 2004, the Amendment No. 5 to Loan and
Security Agreement dated October 29, 2004, and the Amendment No. 6 to Loan and
Security Agreement dated as of November 8, 2004 (collectively, the "Loan
Agreement"), pursuant to which Lender is providing certain financial accommodations in favor of Borrower. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in
SCHEDULE A to the Loan Agreement shall be applied herein as defined and established therein.

     B. As of the Closing Date, KES Holdings owned 100% of the issued and outstanding Stock of Borrower. As of February 9, 2005, KES Holdings transferred
62.55% of such Stock to Atacama Holdings, and Atacama Holdings became a "Credit
Party" and "Guarantor" under the Loan Agreement pursuant to the terms of the
Joinder Agreement among Atacama Holdings, KES Holdings, Borrower and Lender dated as of February 9, 2005.

     C. Credit Parties have informed Lender that, in accordance with the terms of the Securities Purchase Agreement dated February 25, 2005, by and among
YouthStream Media Networks, Inc., YouthStream Acquisition, KES Holdings and
Atacama Holdings, YouthStream Acquisition is acquiring 100% of the issued and outstanding Stock of Atacama Holdings and 37.45% of the Stock of Borrower (the
"Proposed Acquisition").

     D. Credit Parties have also informed Lender that an Event of Default has occurred and is continuing under SECTION 7.1(B) of the Loan Agreement as a result of Borrower's failure to achieve a Fixed Charge Coverage Ratio of not less than 1.25:1.0 for the Fiscal Month ending December 31, 2004, as required under PARAGRAPH 1 of SCHEDULE G to the Loan Agreement (the "Existing Default").

     E. Credit Parties and KES Holdings have requested that Lender consent to the Proposed Acquisition and waive the Existing Default, and Lender is willing to do so in accordance with the terms and conditions of this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  JOINDER

     1.1 Joinder to Loan Agreement. YouthStream Acquisition hereby becomes a
"Credit Party" under the Loan Agreement with the same force and effect as if originally named therein as a Credit Party. YouthStream Acquisition hereby (a)
agrees to all the terms and provisions of the Loan Agreement applicable to it as a Credit Party thereunder and (b) represents and warrants that the representations and warranties made by it as a Credit Party thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a Credit Party in the Loan Agreement shall hereafter be deemed to include YouthStream Acquisition. ATTACHMENT 1.1 hereto supplements each of the
Disclosure Schedules to the Loan Agreement to the extent required to include the information applicable to YouthStream Acquisition, if any.

     1.2 Joinder to Pledge Agreement. YouthStream Acquisition hereby becomes a
"Pledgor" under the Limited Liability Company Interest Pledge Agreement dated as of March 24, 2004, made by Borrower, Atacama Holdings and KES Holdings in favor of Lender (the "Pledge Agreement"), with the same force and effect as if originally named therein as a Pledgor. YouthStream Acquisition hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a
Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a Pledgor in the Pledge Agreement shall hereafter be deemed to include YouthStream
Acquisition. ATTACHMENT 1.2 hereto supplements each of the schedules to the
Pledge Agreement to the extent required to include the information applicable to
YouthStream Acquisition, if any.

SECTION 2.  RATIFICATION OF LOAN DOCUMENTS

     Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan
Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of February 28, 2005, the aggregate outstanding principal amount of the
Revolving Credit Loan was $15,389,009.83. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 3.  AMENDMENT TO LOAN AGREEMENT

     3.1 The following new definitions of "Non-Prime Inventory" and "Scrap Metal
Financing" are hereby added to SCHEDULE A to the Loan Agreement:

         "Non-Prime Inventory" means, collectively, (a) finished goods Inventory that is initially on hold awaiting metallalurgical tests (e.g., physical tests for tensile strength) prior to its release to Borrower's customers,
     (b) finished good Inventory that is subsequently placed on hold for re-inspection for a possible quality defect, and (c) finished goods
     Inventory that has been deemed defective upon such re-inspection, and which will be sold or used by Borrower as scrap metal.

         "Scrap Inventory Financing" means the financing by Jefferson Iron &
     Metal of the scrap Inventory of Borrower, which financing will be secured solely

                                       2

     by a first priority Lien on such scrap Inventory (and expressly excluding the Proceeds thereof), senior to the Lien of Lender.

     3.2 The definitions of "Borrowing Base," "Fixed Charge Coverage Ratio,"
"Fixed Charges" and "Maximum Amount" set forth in SCHEDULE A to the Loan
Agreement are hereby deleted in their entirety and the following is substituted therefor:

         "Borrowing Base" means at any time an amount equal to the sum at such time of:

              (a) up to 85% of the value (as determined by Lender) of Borrower's
     Eligible Accounts; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the
     Dilution of Borrower's Accounts over the most recent three months exceeds
     5%; plus

              (b) (i) the least of (A) $8,500,000, (B) 65% of the value (as determined by Lender) of Borrower's Eligible Inventory (other than scrap metal and Non-Prime Inventory), valued at the lower of cost (on an average cost method) or market, or (C) 85% of the NOLV of Borrower's Eligible
     Inventory (other than scrap metal and Non-Prime Inventory); plus

                  (ii) the lesser of (A) $1,500,000 and (B) 55% of the value (as determined by Lender) of Borrower's Eligible Inventory consisting of
     Non-Prime Inventory and, from and after the date the Scrap Inventory
     Financing has been repaid in full and terminated, scrap metal, in each case valued at the lower of cost (on an average cost method) or market,

     provided that at no time (1) shall the aggregate value of Non-Prime
     Inventory included in the "Borrowing Base" exceed $700,000 at such time, or
     (2) shall the aggregate amount of Revolving Credit Advances against
     Eligible Inventory exceed 60% of the total "Borrowing Base" at such time;
     less

              (c) Reserves established by Lender from time to time in its good faith credit judgment.

          "Fixed Charge Coverage Ratio" means, for any period, the ratio of the following for Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP: (a) EBITDA for such period, plus the collateral audit fees and legal fees incurred by Lender and reimbursed by
     Borrower during such period in accordance with SECTION 9.2, less Capital
     Expenditures for such period which are not financed through the incurrence of any Indebtedness (excluding the Revolving Credit Loan); to (b) Fixed
     Charges during such period.

          "Fixed Charges" means, for any period, the sum of (a) interest expense paid or accrued in respect of any Indebtedness during such period (but excluding any accrued interest in respect of any subordinated Indebtedness to the extent the payment of such interest would violate any subordination or other agreement made in favor of Lender), plus (b) taxes to the extent accrued or otherwise payable with respect to such period, plus (c)
     regularly scheduled payments of principal paid or that were required to be paid on Funded Debt (excluding the Revolving Credit Loan) during such period, plus (d) dividends or other

                                       3

     distributions paid to Stockholders during such period to the extent permitted under the Agreement.

         "Maximum Amount" means $23,000,000.

     3.3 PARAGRAPH (I) of the definition of "Eligible Inventory" set forth in
Schedule A to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         (i) consists of (i) finished goods Inventory on hand for more than 120 days, (ii) billet Inventory on hand in excess of the amount needed to produce finished goods Inventory to fill the next 70 consecutive days of open orders, or (iii) scrap metal Inventory on hand in excess of the amount needed to produce billet Inventory during the next 15 consecutive days at maximum production levels;

     3.4 CLAUSE (XI) of the definition of "Permitted Encumbrances" set forth in
SCHEDULE A to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

     (xi) Liens securing the Melt Shop Financing, the Sideloader Financing and
     the Scrap Inventory Financing, respectively, if any;

     3.5 CLAUSE (VII) of SECTION 5(B) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

     (vii) the Melt Shop Financing, the Sideloader Financing and the Scrap
     Inventory Financing.

     3.6 SECTION 5(I)(IV) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         (iv) With respect to the federal and state income taxes required to be paid (the "Attributable Tax Liability") by each Credit Party's Stockholders for each tax year solely and directly attributable to the income of such
     Credit Party for such year, (with such income being determined on a separate company basis in accordance with the principles set forth in
     Section 2(b) of the Tax Sharing Agreement, effective as of February 28,
     2005 (without giving effect to any amendments thereto), entered into by and between YouthStream Media Networks, Inc. ("Parent"), YouthStream
     Acquisition and Atacama Holdings; provided, that the third paragraph of such Section 2(b) (i) will be applied solely for determining income for federal income tax purposes, and (ii) will not be used in the determination of such income for federal purposes unless otherwise agreed to in writing by Lender or unless the application of such paragraph would not otherwise increase the amount that Credit Parties may distribute hereunder during any tax year):

              (A) quarterly cash distributions for such tax year to such
         Stockholders in an amount equal to the estimated Attributable Tax
         Liability for such year; provided, that if in any Fiscal Year the aggregate amount of estimated tax distributions paid to any Credit
         Party's Stockholders is greater or less than the actual Attributable
         Tax Liability,

                                       4

         then, within 30 days of the determination of such actual Attributable
         Tax Liability, such Credit Party will pay the Stockholders, or Credit
         Parties shall cause the Stockholders to pay the applicable Credit
         Party, the amount of any such underpayment or overpayment, as the case may be; and

              (B) in the event any portion of the Attributable Tax Liability otherwise payable by each Credit Party or its Stockholders is offset by a deduction for net operating losses or credits of Parent, or any other member of a consolidated or combined group of which any Credit Party or its Stockholders is a member, then, so long as no Event of Default has occurred and is continuing, and in addition to any amounts permitted to be paid by or to Credit Parties in accordance with CLAUSE (A) above,
         Borrower may make in any tax year one or more distributions to
         YouthStream Acquisition and Atacama Holdings, and YouthStream
         Acquisition and Atacama Holdings may, in turn, distribute the proceeds of such distributions to Parent, in each case out of any funds legally available therefor, in an aggregate amount not to exceed 50% of the amount of the offset portion of the Attributable Tax Liability for such year.

         Borrower shall deliver to Lender as soon as available but no less than three Business Days prior to any proposed distribution under this SECTION
     5(I)(IV), notice of the proposed distribution with sufficient documentation of such Borrower's calculations to enable Lender to verify to its reasonable satisfaction that the proposed distribution does not exceed the amount permitted hereunder and that the proposed distribution meets all requirements contained herein.

SECTION 4.  CONSENT

     Lender hereby consents to the Proposed Acquisition and agrees that the occurrence of the Proposed Acquisition shall not result in a Default or Event of
Default.

SECTION 5.  WAIVER OF EXISTING DEFAULT

     At Credit Parties' request, Lender hereby waives the Existing Default, which waiver does not apply for any subsequent period or for any other Default or Event of Default.

SECTION 6.  CONDITIONS TO EFFECTIVENESS

     The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

     6.1 receipt by Lender of copies of this Amendment duly executed by each
Credit Party and KES Holdings;

     6.2 receipt by Lender of a Continuing Guaranty duly executed by YouthStream
Acquisition;

     6.3 receipt by Lender of a Power of Attorney duly executed by YouthStream
Acquisition;

     6.4 receipt by Lender of an opinion of counsel to YouthStream in form and substance satisfactory to Lender;

                                       5

     6.5 receipt by Lender of a Secretarial Certificate duly executed by the
Secretary of YouthStream Acquisition with respect to the transactions contemplated by this Agreement

     6.6 payment by Borrower to Lender of a $25,000 amendment fee, which fee
Borrower acknowledges may be paid as a charge by Lender to the Revolving Loan in accordance with SECTION 1.9 of the Loan Agreement; and

     6.7 the absence of any Default or Event of Default (other than the Existing
Default).

SECTION 7.  RELEASE OF LENDER

     Each Credit Party and KES Holdings, for itself and on behalf of its successors, assigns, and present and future stockholders, officers, directors, employees, agents and attorneys, hereby remises, releases and forever discharges
Lender and its present and former officers, directors, stockholders, employees, agents, attorneys, successors and assigns from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs that
(a) exist or may exist as of the date hereof, and (b) arise from or are otherwise related to the Loan Agreement or the other Loan Documents as in effect immediately prior to the effectiveness of this Amendment, any transaction contemplated hereby, the administration of the Revolving Credit Loan and other financial accommodations made thereunder, the Liens given in connection therewith, or any related discussions or negotiations, in each case whether known or unknown, suspected or unsuspected. Each Credit Party and KES Holdings waives any and all claims, rights and benefits it may have under any law of any jurisdiction that would render ineffective a release made by a creditor of claims that the creditor does not know or suspect to exist in its favor at the time of executing the release and that, if known by it, would have materially affected its settlement with the applicable debtor. Each Credit Party and KES
Holdings agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Each Credit Party and KES Holdings acknowledges that it is aware of the following provisions of Section 1542 of the California Civil Code:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each Credit Party and KES Holdings expressly and voluntarily waives each and all claims, rights, or benefits it has or may have under Section 1542 of the
California Civil Code, or any other similar law of any other jurisdiction, to the full extent that it may lawfully waive such claims, rights and benefits in connection with this release. Each Credit Party and KES Holdings acknowledges that (a) it has been represented by independent legal counsel of its own choice throughout all of the negotiation that preceded the execution of this Agreement and that its has executed this Agreement after receiving the advice of such independent legal counsel, and (b) it and its respective counsel have had an adequate opportunity to make whatever investigation or inquiry they deem necessary or desirable in connection with the release contained in this SECTION
7.

SECTION 8.  RELEASE OF KES HOLDINGS

     KES Holding's obligations under the Loan Agreement, the Pledge Agreement, its Guaranty, and any other Loan Document to which KES Holdings is a party
(other than this Amendment) are hereby terminated and of no further force or effect, and KES Holdings shall

                                       6

have no further liabilities or obligations thereunder. Notwithstanding the generality of the foregoing, KES Holdings expressly acknowledges and agrees that it shall not be released from, and shall continue to remain liable for, any breaches, defaults or violations by KES Holdings, occurring or arising prior to the date hereof, of the Loan Agreement, the Pledge Agreement, its Guaranty, this
Amendment and any other Loan Document to which it is a party or which contains obligations or other provisions which it has agreed to perform, comply with or observe, that are based upon a claim of fraud, and Parent hereby affirms and agrees that it shall remain liable for all such breaches, defaults and violations.

SECTION 9.  MISCELLANEOUS

     9.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

     9.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

     9.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

     9.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this
Amendment.

     9.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     9.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan
Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     9.7 No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     9.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       7

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment
No. 7 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

"BORROWER" and other "CREDIT PARTIES"      "LENDER"

KES ACQUISITION COMPANY, LLC               GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ JESS M. RAVICH                     By: /s/ STEPHEN L. FESTA
   --------------------------------            ---------------------------------
       Jess M. Ravich                              Stephen L. Festa
       Chief Executive Officer                     Duly Authorized Signatory

ATACAMA KES HOLDING
CORPORATION

By: /s/ MALCOLM STOTT
   --------------------------------
       Malcolm Stott
       President

YOUTHSTREAM ACQUISITION CORP.

By: /s/ JONATHAN V. DIAMOND
   --------------------------------
       Jonathan V. Diamond
       Chief Executive Officer

                                           Agreed to (with respect to Sections
                                           7, 8 and 9) and acknowledged by:

                                           "KES HOLDINGS"

                                           KES HOLDINGS, LLC

                                           By: Libra/KES Investment I, LLC, its
                                               Manager

                                               By: /s/ JESS M. RAVICH
                                                  ------------------------------
                                                     Jess M. Ravich
                                                     Authorized Signatory

                                       8

                                 ATTACHMENT 1.1

               (Supplement to Loan Agreement Disclosure Schedules)

                             [SEE ATTACHED 4 PAGES]

                                 ATTACHMENT 1.2

                   (Supplement to Pledge Agreement Schedules)

                              [SEE ATTACHED 1 PAGE]

                 AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of March 17, 2005, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and
KESI ("Borrower"), ATACAMA KES HOLDING CORPORATION, a Delaware corporation
("Atacama Holdings"), YOUTHSTREAM ACQUISITION CORP., a Delaware corporation
("YouthStream Acquisition") (Borrower, Atacama Holdings and YouthStream
Acquisition are collectively referred to as "Credit Parties" and individually as a "Credit Party"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware
corporation ("Lender").

                                    RECITALS

         A. Borrower, the other Credit Parties and Lender are parties to the
Loan and Security Agreement dated as of March 24, 2004, as amended by the
Amendment No. 1 to Loan and Security Agreement dated as of May 19, 2004, the
Amendment No. 2 to Loan and Security Agreement dated as of September 8, 2004, the Amendment No. 3 to Loan and Security Agreement dated as of October 6, 2004, the Amendment No. 4 to Loan and Security Agreement dated October 15, 2004, the
Amendment No. 5 to Loan and Security Agreement dated October 29, 2004, the
Amendment No. 6 to Loan and Security Agreement dated as of November 8, 2004, and the Amendment No. 7 to Loan and Security Agreement dated as of February 28, 2005
(collectively, the "Loan Agreement"), pursuant to which Lender is providing certain financial accommodations in favor of Borrower. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in
SCHEDULE A to the Loan Agreement shall be applied herein as defined and established therein.

         B. Credit Parties have requested that certain provisions of the Loan
Agreement be amended, and Lender is willing to do so in accordance with the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

         Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the
Loan Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of March 16, 2005, the aggregate outstanding principal amount of the Revolving
Credit Loan was $15,634,267.33. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

         2.1 The following new definition of "Amendment No. 8 Closing Date" is hereby added to SCHEDULE A to the Loan Agreement:

                  "Amendment No. 8 Closing Date" means March 17, 2005.

         2.2 The definition of "Availability Reserve" set forth in SCHEDULE A to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "Availability Reserve" means a reserve in the amount of
         $500,000 beginning on the Amendment No. 8 Closing Date, which reserve will increase by: (a) $150,000 on the Wednesday of each week beginning on April 27, 2005, through and including May 18, 2005, so that as of
         May 18, 2005, the "Availability Reserve" will be in an amount of
         $1,100,000; and (b) $100,000 on the first day of each calendar month beginning on June 1, 2005, through and including November 1, 2005, so that as of November 1, 2005, and at all times thereafter, the
         "Availability Reserve" will be in an amount of $1,700,000.
         Notwithstanding the generality of the foregoing: (y) in the event that
         Borrower and its Subsidiaries on a consolidated basis shall have for the six Fiscal Months ending June 30, 2005, a Fixed Charge Coverage
         Ratio of not less than 1.25 to 1.0, then, as of the date that Borrower delivers its monthly Financial Statements in accordance with SECTION
         4.1(D) evidencing the need for such a decrease, and at all times thereafter; the "Availability Reserve" will be in an amount of
         $1,100,000; and (z) in the event that Borrower and its Subsidiaries on a consolidated basis shall have for the Fiscal Year ending December 31,
         2005, EBITDA of not less than $10,725,000, then, as of the date that
         Borrower delivers its audited Financial Statements in accordance with
         SECTION 4.1(E) evidencing the need for such a decrease, and at all times thereafter; the "Availability Reserve" will be in the amount of
         $500,000.

         2.3 From the Amendment No. 8 Closing Date through the earlier of (a)
May 1, 2005 and (b) the occurrence of an Event of Default, the reference to
"$8,500,000" in CLAUSE (B)(I)(A)of the definition of "Borrowing Base" set forth in SCHEDULE A to the Loan Agreement, shall hereafter be deemed to be a reference to "$9,500,000."

SECTION 3. CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

         3.1 receipt by Lender of copies of this Amendment duly executed by each
Credit Party;

         3.2 payment by Borrower to Lender of a $25,000 amendment fee, which fee
Borrower acknowledges may be paid as a charge by Lender to the Revolving Loan in accordance with SECTION 1.9 of the Loan Agreement; and

         3.3 the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

         4.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

                                       2

         4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

         4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

         4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         4.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan
Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         4.7 No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         4.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       3

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment No. 8 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

"BORROWER" and other "CREDIT PARTIES"           "LENDER"

KES ACQUISITION COMPANY, LLC                    GENERAL ELECTRIC CAPITAL
                                                CORPORATION
By: YOUTHSTREAM ACQUISITION CORP.

    By: /s/ JONATHAN V. DIAMOND                 By: /s/ JOHN T. GARVEY
       ------------------------------------         ---------------------------
             Jonathan V. Diamond                      John T. Garvey
             Chief Executive Officer                  Duly Authorized Signatory

ATACAMA KES HOLDING
CORPORATION

By: /s/ JONATHAN V. DIAMOND
   ----------------------------------------
         Jonathan V. Diamond
         Chief Executive Officer

YOUTHSTREAM ACQUISITION CORP.

By: /s/ JONATHAN V. DIAMOND
   ----------------------------------------
         Jonathan V. Diamond
         Chief Executive Officer

                                       4

                 AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of July 5, 2005, by and among KES ACQUISITION COMPANY, LLC, a Delaware limited liability company doing business as Kentucky Electric Steel, LLC and
KESI ("Borrower"), ATACAMA KES HOLDING CORPORATION, a Delaware corporation
("Atacama Holdings"), YOUTHSTREAM ACQUISITION CORP., a Delaware corporation
("YouthStream Acquisition") (Borrower, Atacama Holdings and YouthStream
Acquisition are collectively referred to as "Credit Parties" and individually as a "Credit Party"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware
corporation ("Lender").

                                    RECITALS

         A. Borrower, the other Credit Parties and Lender are parties to the
Loan and Security Agreement dated as of March 24, 2004, as amended by Amendment
No. 1 to Loan and Security Agreement dated as of May 19, 2004, Amendment No. 2 to Loan and Security Agreement dated as of September 8, 2004, Amendment No. 3 to
Loan and Security Agreement dated as of October 6, 2004, Amendment No. 4 to Loan and Security Agreement dated October 15, 2004, Amendment No. 5 to Loan and
Security Agreement dated October 29, 2004, Amendment No. 6 to Loan and Security
Agreement dated as of November 8, 2004, Amendment No. 7 to Loan and Security
Agreement dated as of February 28, 2005, and Amendment No. 8 to Loan and
Security Agreement dated as of March 17, 2005 (collectively, the "Loan
Agreement"), pursuant to which Lender is providing certain financial accommodations in favor of Borrower. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in
SCHEDULE A to the Loan Agreement shall be applied herein as defined and established therein.

         B. Credit Parties have requested that certain provisions of the Loan
Agreement be amended, and Lender is willing to do so in accordance with the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

         Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the
Loan Agreement and the other Loan Documents, and all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of July 5, 2005, the aggregate outstanding principal amount of the Revolving
Credit Loan, exclusive of advances provided in connection with Letter of Credit
Obligations, was $18,204,842.58. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENT TO LOAN AGREEMENT

         2.1 The following new definition of "Amendment No. 9 Closing Date" is hereby added to SCHEDULE A to the Loan Agreement:

                  "Amendment No. 9 Closing Date" means July 5, 2005.

         2.2 The definition of "Availability Reserve" set forth in SCHEDULE A to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "Availability Reserve" means a reserve in the amount of
         $500,000 beginning on the Amendment No. 9 Closing Date. Notwithstanding
         the generality of the foregoing: (x) in the event that Borrower and its
         Subsidiaries on a consolidated basis shall have for the Fiscal Month ending July 31, 2005, as set forth in Borrower's monthly Financial
         Statements timely delivered in accordance with SECTION 4.1(D), EBITDA of not less than $685,000, then, as of August 1, 2005, and at all times thereafter, the "Availability Reserve" will be in an amount of
         $350,000; and (y) in the event that Borrower and its Subsidiaries on a consolidated basis shall have for the Fiscal Month ending August 31,
         2005, as set forth in Borrower's monthly Financial Statements timely delivered in accordance with SECTION 4.1(D), EBITDA of not less than
         $715,000, then, as of September 1, 2005, and at all times thereafter, the "Availability Reserve" will be in the amount of $250,000.

         2.3 From and after the Amendment No. 9 Closing Date, the reference to
"$8,500,000" in CLAUSE (B)(I)(A) of the definition of "Borrowing Base" set forth in SCHEDULE A to the Loan Agreement, shall be deemed to be a reference to
"$11,000,000."

SECTION 3. CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

         3.1 receipt by Lender of copies of this Amendment duly executed by each
Credit Party;

         3.2 payment by Borrower to Lender of a $10,000 amendment fee, which fee
Borrower acknowledges may be paid as a charge by Lender to the Revolving Loan in accordance with SECTION 1.9 of the Loan Agreement; and

         3.3 the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

         4.1 Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the
Loan Documents shall remain in full force and effect.

         4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                                       2

         4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

         4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         4.6 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement,"
"hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan
Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         4.7 No Novation. The execution, delivery, and effectiveness of this
Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan
Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the
Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         4.8 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                       3

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment No. 9 to Loan and Security Agreement to be executed and delivered as of the date first set forth above.

"BORROWER" and other "CREDIT PARTIES"           "LENDER"

KES ACQUISITION COMPANY, LLC                    GENERAL ELECTRIC CAPITAL
                                                CORPORATION
By: YOUTHSTREAM ACQUISITION CORP.

    By: /s/ JONATHAN V. DIAMOND                 By: /s/ STEPHEN L. FESTA
       -------------------------------------       -----------------------------
             Jonathan V. Diamond                      Stephen L. Festa
             Chief Executive Officer                  Duly Authorized Signatory

ATACAMA KES HOLDING
CORPORATION

By: /s/ JONATHAN V. DIAMOND
   -----------------------------------------
         Jonathan V. Diamond
         Chief Executive Officer

YOUTHSTREAM ACQUISITION CORP.

By: /s/ JONATHAN V. DIAMOND
   -----------------------------------------
         Jonathan V. Diamond
         Chief Executive Officer

                                       4

                                [GE LETTERHEAD]

                                               GE Commercial Finance
                                               Corporate Lending

                                               STEPHEN L. FESTA
                                               Vice President

                                               201 Merritt 7
                                               P.O. Box 5201
                                               Norwalk, CT 06856-5201
                                               USA

                                               T 203.956.4191
                                               F 203.956.4296
                                               Stephen.festa@ge.com

                                                                 July 6, 2005

KES Acquisition Company, LLC
c/o Libra Securities, LLC
11766 Wilshire Blvd., #870
Los Angeles, CA 90025
Attention: Mr. David Wang, CFO

     Re:  Amendment No. 10 to Loan and Security Agreement
          -----------------------------------------------

Gentlemen:

     Reference is made to the Loan and Security Agreement dated as of March 24,
2004, by and between KES Acquisition Company, LLC ("Borrower"), the other Credit
Parties party thereto, and General Electric Capital Corporation, a Delaware
corporation ("Lender"), as amended by Amendment No. 1 to Loan and Security
Agreement dated as of May 19, 2004, Amendment No. 2 to Loan and Security
Agreement dated as of September 8, 2004, Amendment No. 3 to Loan and Security
Agreement dated as of October 6, 2004, Amendment No. 4 to Loan and Security
Agreement dated October 15, 2004, Amendment No. 5 to Loan and Security Agreement
dated October 29, 2004, Amendment No. 6 to Loan and Security Agreement dated as of November 8, 2004, Amendment No. 7 to Loan and Security Agreement dated as of
February 28, 2005, Amendment No. 8 to Loan and Security Agreement dated as of
March 17, 2005, and Amendment No. 9 to Loan and Security Agreement dated as of
July 5, 2005 (collectively, the "Loan Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the
Loan Agreement.

     Borrower has advised Lender that an Event of Default has occurred and is continuing under SECTION 4.2 and SECTION 7.1(b) of the Loan Agreement as a
result of the failure of Borrower and its Subsidiaries, on a consolidated basis, to achieve a Fixed Charge Coverage Ratio of not less than 1.5 to 1.0 for the
Rolling Period ending March 31, 2005, as required under PARAGRAPH 1 of SCHEDULE
G to the Loan Agreement (the "Existing Default"). Credit Parties have requested that Lender waive the Existing Default, and Lender is willing to do so on the terms and conditions specified herein.

     Effective upon Lender's receipt of a copy of this letter countersigned by
Borrower and the other Credit Parties, Lender shall be deemed to have waived the
Existing Default, which waiver does not apply for any prior or subsequent period or for any other Default or Event of Default.

     Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement or the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this letter and the other Loan Documents, the terms of this letter shall control. The
Loan Agreement and this letter shall be read and construed as one agreement.
This letter may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Any signature delivered by a party by facsimile shall be deemed to be an original signature hereto.

     The execution, delivery, and effectiveness of this letter shall not (a)
limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b)
constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this letter, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                         [REMAINDER OF PAGE LEFT BLANK]

     Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter where indicated below and returning it to the undersigned.

                                            Very truly yours,

                                            "LENDER"
                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By: /s/ Stephen L. Festa
                                                --------------------------------
                                                Stephen L. Festa
                                                Duly Authorized Signatory

AGREED TO AND ACCEPTED BY:

"BORROWER" and the other "CREDIT PARTIES"

KES ACQUISITION COMPANY, LLC

By: YOUTHSTREAM ACQUISITION CORP.

       By: /s/ JONATHAN V. DIAMOND
           ------------------------------
              Jonathan V. Diamond
              Chief Executive Officer

ATACAMA KES HOLDING CORPORATION

By: /s/ JONATHAN V. DIAMOND
    -------------------------------------
       Jonathan V. Diamond
       Chief Executive Officer

YOUTHSTREAM ACQUISITION CORP.

By: /s/ JONATHAN V. DIAMOND
    -------------------------------------
       Jonathan V. Diamond
       Chief Executive Officer